   AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON FEBRUARY 28, 2003

                                                     REGISTRATION NOS. 333-69446
                                                                       811-10497

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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                            ------------------------

                                    FORM N-6

                 REGISTRATION UNDER THE SECURITIES ACT OF 1933
                         POST-EFFECTIVE AMENDMENT NO. 2
        REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
                                AMENDMENT NO. 2
                            ------------------------

                   MODERN WOODMEN OF AMERICA VARIABLE ACCOUNT
                           (Exact Name of Registrant)

                           MODERN WOODMEN OF AMERICA
                              (Name of Depositor)
                            ------------------------

                                1701 1ST AVENUE
                          ROCK ISLAND, ILLINOIS 61201
                                 (309) 786-6481
          (Address and Telephone Number of Principal Executive Office)

                            C. ERNEST BEANE, ESQUIRE
                                1701 1ST AVENUE
                          ROCK ISLAND, ILLINOIS 61201
               (Name and Address of Agent for Service of Process)
                            ------------------------

                                    COPY TO:

                            STEPHEN E. ROTH, ESQUIRE
                        SUTHERLAND ASBILL & BRENNAN LLP
                         1275 PENNSYLVANIA AVENUE, N.W.
                          WASHINGTON, D.C. 20004-2415

    IT IS PROPOSED THAT THIS FILING WILL BECOME EFFECTIVE (CHECK APPROPRIATE
BOX):

       / / IMMEDIATELY UPON FILING PURSUANT TO PARAGRAPH (B) OF RULE 485:

       / / ON (DATE) PURSUANT TO PARAGRAPH (B) OF RULE 485;

       / / 60 DAYS AFTER FILING PURSUANT TO PARAGRAPH (A)(1) OF RULE 485:

       /X/ ON MAY 1, 2003 PURSUANT TO PARAGRAPH (A)(1) OF RULE 485.

    IF APPROPRIATE, CHECK THE FOLLOWING BOX:

       / / THIS POST-EFFECTIVE AMENDMENT DESIGNATES A NEW EFFECTIVE DATE FOR A
           PREVIOUSLY FILED POST-EFFECTIVE AMENDMENT.

    TITLE OF SECURITIES BEING REGISTERED: FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE CERTIFICATES

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                   MODERN WOODMEN OF AMERICA VARIABLE ACCOUNT

              FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE CERTIFICATE
 -----------------------------------------------------------------------------
                                   PROSPECTUS

                                  May 1, 2003

Modern Woodmen of America, a fraternal benefit society ("we," "us," "our" or the "Society"), is offering a flexible premium variable life insurance certificate (the "Certificate") described in this Prospectus. The Society designed the
Certificate: (1) to provide insurance protection to age 115 (age 95 in certain states); and (2) to permit a Certificate Holder ("you," or "your") to vary premium payments and adjust the death proceeds payable under the Certificate.

While the Certificate is in force, we will pay:

    - death proceeds upon the Insured's death, and

    - a Net Surrender Value upon complete surrender of or partial withdrawal from the Certificate.

You may allocate Net Premiums under a Certificate to one or more of the Subaccounts of Modern Woodmen of America Variable Account (the "Variable Account"). Death proceeds may, and Accumulated Value will, vary with the investment performance of the Variable Account. Each Subaccount invests exclusively in shares of the Investment Options listed below. Current prospectuses that describe the investment objectives and risks of each Investment Option must accompany or precede this Prospectus.

American Century                          Fidelity Variable Insurance Products      J.P. Morgan Series Trust II
  VP Ultra Fund                             Funds                                     JPMorgan Mid-Cap Value Portfolio
  VP Vista Fund                             VIP Contrafund-Registered Trademark-      JPMorgan Small Company Portfolio
Dreyfus Variable Investment Fund            Portfolio--Initial Class                Summit Pinnacle Series
  VIF Appreciation Portfolio                VIP Growth Portfolio--Initial Class       NASDAQ-100 Index Portfolio
  VIF Disciplined Stock Portfolio           VIP Growth & Income Portfolio--Initial    Russell 2000 Small Cap Index Portfolio
  VIF Growth & Income Portfolio              Class                                    S&P MidCap 400 Index Portfolio
  VIF International Equity Portfolio        VIP High Income Portfolio--Service      T. Rowe Price Equity Series, Inc.
  VIF Developing Leaders Portfolio           Class 2                                  Equity Income Portfolio
Dreyfus Socially Responsible Growth         VIP Index 500 Portfolio--Initial Class    Mid-Cap Growth Portfolio
  Fund, Inc.                                VIP Mid Cap Portfolio--Service            New America Growth Portfolio
EquiTrust Variable Insurance Series Fund     Class 2                                  Personal Strategy Balanced Portfolio
  Blue Chip Portfolio                       VIP Overseas Portfolio--Initial Class   T. Rowe Price International Series, Inc.
  High Grade Bond Portfolio                                                           International Stock Portfolio
  Managed Portfolio
  Money Market Portfolio
  Strategic Yield Portfolio
  Value Growth Portfolio

You may also allocate net premiums to the Declared Interest Option, which is supported by our General Account. We credit amounts allocated to the Declared Interest Option with at least a 4% annual interest rate.

Please note that the Certificates and Investment Options are not bank deposits, are not federally insured, are not guaranteed to achieve their goals and are subject to risks, including loss of the amount invested. We do not guarantee the amount and/or duration of insurance coverage under the Certificate.

This Prospectus provides basic information that you should know before purchasing the Certificate. You should consider the Certificate in conjunction with other insurance you own. REPLACING YOUR EXISTING LIFE INSURANCE WITH THIS CERTIFICATE MAY NOT BE TO YOUR ADVANTAGE. IN ADDITION, IT MAY NOT BE TO YOUR ADVANTAGE TO FINANCE THE PURCHASE OR MAINTENANCE OF THIS CERTIFICATE THROUGH A LOAN OR THROUGH WITHDRAWALS FROM ANOTHER POLICY. PLEASE CONSULT YOUR REGISTERED REPRESENTATIVE OR TAX ADVISER.

    THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED THESE SECURITIES
        OR DETERMINED THAT THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANY
             REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Please read this Prospectus carefully and retain it for future reference.

                                        Issued By:
                                Modern Woodmen of America
                Home Office:                    Variable Product Administrative Center:
              1701 1st Avenue                                 PO Box 9284
        Rock Island, Illinois 61201                      Des Moines, Iowa 50306
                                                       Toll free: (877) 249-3692

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TABLE OF CONTENTS
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                                                                   PAGE
                                                              --------------
CERTIFICATE BENEFITS/RISK SUMMARY...........................               3
      Certificate Benefits..................................               3
      Certificate Risks.....................................               5
      Portfolio Risks.......................................               6
      Fee Tables............................................               7
THE SOCIETY, VARIABLE ACCOUNT AND INVESTMENT OPTIONS........              14
      Modern Woodmen of America.............................              14
      The Variable Account..................................              14
      Investment Options....................................              14
      Addition, Deletion or Substitution of Investments.....              20
THE CERTIFICATE.............................................              20
      Purchasing the Certificate............................              20
      Premiums..............................................              21
      Examination of Certificate (Cancellation Privilege)...              23
      Certificate Lapse and Reinstatement...................              24
CERTIFICATE BENEFITS........................................              25
      Accumulated Value Benefits............................              25
      Transfers.............................................              27
      Loan Benefits.........................................              28
      Death Proceeds........................................              30
      Accelerated Benefits Rider............................              32
      Benefits at Maturity..................................              32
CHARGES AND DEDUCTIONS......................................              32
      Premium Expense Charge................................              32
      Monthly Deduction.....................................              32
      Transfer Charge.......................................              34
      Partial Withdrawal Fee................................              35
      Surrender Charge......................................              35
      Variable Account Charges..............................              35
THE DECLARED INTEREST OPTION................................              36
      Transfers, Partial Withdrawals, Surrenders and
        Certificate Loans...................................              36
GENERAL PROVISIONS..........................................              37
      Change of Provisions..................................              37
      Ownership.............................................              37
      The Beneficiary.......................................              37
DISTRIBUTION OF THE CERTIFICATES............................              37
FEDERAL TAX MATTERS.........................................              38
      Introduction..........................................              38
      Tax Status of the Certificate.........................              38
      Tax Treatment of Certificate Benefits.................              39
      Possible Tax Law Changes..............................              41
      Taxation of the Society...............................              41
ADDITIONAL INFORMATION......................................              41
      Voting Rights.........................................              41
      Postponement of Payments..............................              42
      Legal Proceedings.....................................              42

                                                                   PAGE
                                                              --------------
FINANCIAL STATEMENTS........................................              42
STATEMENT OF ADDITIONAL INFORMATION.........................              43
GLOSSARY....................................................             G-1
STATEMENT OF ADDITIONAL INFORMATION TABLE OF CONTENTS.......         SAI-TOC

                The Certificate is not available in all States.

This Prospectus constitutes an offering only in those jurisdictions where such offering may lawfully be made.

The Society has not authorized any dealer, salesman or other person to give any information or make any representations in connection with this offering other than those contained in this Prospectus. Do not rely on any such other information or representations.

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CERTIFICATE BENEFITS/RISK SUMMARY
--------------------------------------------------------------------------------

    This summary describes the Certificate's important benefits and risks. The sections in the Prospectus following this summary discuss the Certificate's benefits and other provisions in more detail. THE GLOSSARY AT THE END OF THE PROSPECTUS DEFINES CERTAIN WORDS AND PHRASES USED IN THIS PROSPECTUS.

                              CERTIFICATE BENEFITS

    Your Certificate is a flexible premium variable life insurance certificate that provides life insurance protection in the event of the death of the Insured. The death benefit proceeds payable to the Beneficiary may, and your Accumulated Value under the Certificate will, vary based on the investment performance of the Subaccounts you choose and the amount of interest credited in the Declared Interest Option. You may make withdrawals and loans from your Accumulated Value under the Certificate subject to certain conditions described in this Prospectus. You may surrender your Certificate at any time.

DEATH BENEFIT

    - DEATH BENEFIT PROCEEDS: We pay the death benefit (less any Certificate Debt plus any unearned loan interest and any premiums paid after the date of death) to the Beneficiary when the Insured dies. We will increase the death benefit by the amount of any additional insurance provided by optional benefit rider(s).

    - DEATH BENEFIT OPTIONS: You may choose between two death benefit options under the Certificate. You may change the death benefit option at any time while the Certificate is in force. You may change the Specified Amount (which is the amount of insurance you select), after the first Certificate Year, while the Certificate is in force. We calculate the amount available under the death benefit option monthly and as of the Insured's date of death.

         -   TYPE 1 is equal to the greater of: (1) Specified Amount; or
             (2) the Accumulated Value multiplied by the specified amount factor for the Insured's Attained Age, as set forth in the Certificate.

         - TYPE 2 is equal to the greater of: (1) the sum of the Specified Amount and the Accumulated Value; or (2) the Accumulated Value multiplied by the specified amount factor for the Insured's Attained Age, as set forth in the Certificate.

    - ACCELERATED PAYMENT OF DEATH BENEFIT: Under the Accelerated Benefits Rider, which is available at no charge, you may receive accelerated payment of part of your death benefit if the Insured develops a terminal illness.

    - DEATH BENEFIT GUARANTEE RIDER: Under the Death Benefit Guarantee Rider, which is available at no charge, your Certificate will not lapse (expire without value) even if the Net Accumulated Value during the first three Certificate Years, or the Net Surrender Value after the first three Certificate Years, is not enough to cover monthly charges provided you pay the death benefit guarantee monthly premium. We will notify you of any shortfall which must be paid within a 61-day Grace Period.

SURRENDERS, PARTIAL WITHDRAWALS, TRANSFERS AND CERTIFICATE LOANS

    - SURRENDERS: At any time while your Certificate is in force, you may make a written request to us at our Administrative Center to surrender your Certificate and receive the Net Surrender Value. The Net Surrender Value is the Surrender Value less any Certificate Debt plus any unearned loan interest. A SURRENDER MAY HAVE TAX CONSEQUENCES.

    - PARTIAL WITHDRAWALS: At any time while your Certificate is in force, you may make a written request to withdraw part of the Net Surrender Value, subject to a $500 minimum. PARTIAL WITHDRAWALS MAY HAVE TAX CONSEQUENCES.

    - TRANSFERS: Subject to certain limitations, you may transfer amounts among the Subaccounts an unlimited number of times in a Certificate Year. The initial transfer in each Certificate Year will be completed without charge. We may assess a $25 charge for each transfer after the first transfer in a Certificate Year. (The Society has extended this privilege to allow the first twelve transfers in a Certificate Year to be completed without charge. The Society may assess a $25 charge for the thirteenth and each subsequent transfer. This privilege may be terminated at any time.) You may only make one transfer per Certificate Year between the Declared Interest Option and the Variable Account.

    - LOANS: You may take a loan from your Certificate at any time. The maximum loan amount you may take is 90% of the Net Surrender Value of the Certificate at the end of the Valuation Period during which we receive your request for a loan. (In certain states, you may borrow up to 100% of the Certificate's Surrender Value.) We charge you a maximum annual interest rate equal to the greater of 5.5% or the "Published Monthly Average of the Composite Yield on Seasoned Corporate Bonds" published by Moody's Investors Service, Inc., as described under "CERTIFICATE BENEFITS--Loan Benefits--LOAN INTEREST CHARGED" on page 28, on your loan. We credit interest on amounts transferred from the Variable Account and held as security for the loan at an effective annual rate equal to the greater of 4% or the current effective loan interest rate minus no more than 3%, as determined by the Society. After the tenth Certificate Year, we may allow you to take a loan in an amount equal to or less than the gain under the Certificate with an effective annual interest rate of 0%. LOANS MAY HAVE TAX CONSEQUENCES.

PREMIUMS

    - FLEXIBILITY OF PREMIUMS: After you pay the initial premium, you may pay subsequent premiums at any time (prior to the Maturity Date) and in any amount (but not less than $100), subject to a certain maximum. You may select a premium payment plan to pay premiums quarterly, semi-annually or annually. You are not required to pay premiums according to the plan.

    - CANCELLATION PRIVILEGE: When you receive your Certificate, the free-look period begins. You may return your Certificate during this period and receive a refund. Unless otherwise required, we will refund an amount equal to the greater or: (1) the premiums paid; or (2) the Accumulated Value on the Business Day we receive the Certificate at our Administrative Center plus any charges deducted. The free-look period expires at midnight on the 30th day after you receive the Certificate.

THE CERTIFICATE

    - OWNERSHIP RIGHTS: While the Insured is living, you, as the owner of the Certificate, may exercise all of the rights and options described in the Certificate. These rights include selecting and changing the Beneficiary and assigning the Certificate.

    - VARIABLE ACCOUNT: You may direct the money in your Certificate to any of the Subaccounts of the Variable Account. Each Subaccount invests exclusively in one of the Investment Options listed on the first page of this Prospectus.

    - DECLARED INTEREST OPTION: You may place money in the Declared Interest Option where it earns at least 4% annual interest. We may declare higher rates of interest, but are not obligated to do so.

    - ACCUMULATED VALUE: Accumulated Value is the sum of the values of your Certificate in the Subaccounts and the Declared Interest Option. Accumulated Value varies from day to day depending on the investment performance of the Subaccounts you choose, interest we credit to the Declared Interest Option, charges we deduct and any other transactions (e.g., transfers, partial withdrawals and loans). WE DO NOT GUARANTEE A MINIMUM ACCUMULATED VALUE.

    - SETTLEMENT OPTIONS: There are several ways of receiving proceeds under the death benefit, surrender, partial withdrawal and maturity provisions of the Certificate other than in a lump sum. None of the available guaranteed settlement options vary with the investment performance of the Variable Account. Other options may be available. More detailed information concerning these settlement options is available on request from our Administrative Center.

SUPPLEMENTAL BENEFITS AND RIDERS

    We offer several riders that provide supplemental benefits under the Certificate. We generally deduct any monthly charges for these riders from your Accumulated Value as part of the monthly deduction. Your registered representative can help you determine whether any of these riders are suitable for you. These riders may not be available in all states. Please contact us for further details.

                               CERTIFICATE RISKS

INVESTMENT RISK

    If you invest your Accumulated Value in one or more Subaccounts, you will be subject to the risk that the investment performance of the Subaccounts will be unfavorable and that, due to the unfavorable performance and resulting higher insurance charges, the Accumulated Value will decrease. You will also be subject to the risk that the investment performance of the Subaccounts you select may be less favorable than that of other Subaccounts. In order to keep the Certificate in force, you may be required to pay more premiums than originally planned. You could lose everything you invest.

    If you allocate Net Premiums to the Declared Interest Option, we will credit your Accumulated Value (in the Declared Interest Option) with a declared rate of interest. However, you assume the risk that the rate may decrease, although it may never be lower than the guaranteed annual rate of 4%.

RISK OF LAPSE

    If your Net Accumulated Value during the first three Certificate Years, or your Net Surrender Value after the first three Certificate Years, is not enough to pay the charges deducted each month, your Certificate may enter a 61-day Grace Period (31-day period in certain states). We will notify you that the Certificate will lapse (terminate without value) at the end of the Grace Period unless you make a sufficient payment. Your Certificate generally will not lapse at the end of a Grace Period if you make a premium payment that, when reduced by the premium expense charge, will be at least equal to three times the monthly charges under the Certificate immediately preceding the Grace Period. You may reinstate a lapsed Certificate subject to certain conditions.

TAX RISKS

    We anticipate that the Certificate should generally be deemed a life insurance contract under federal tax law. However, due to limited guidance under the federal tax law, there is some uncertainty about the application of the federal tax law to the Certificate, particularly if you pay the full amount of premiums permitted under the Certificate. Assuming that a Certificate qualifies as a life insurance contract for federal income tax purposes, you should not be deemed to be in constructive receipt of Accumulated Value under a Certificate until there is distribution from the Certificate. Moreover, death benefits payable under a Certificate should be excludable from the gross income of the Beneficiary. As a result, the Beneficiary generally should not be taxed on these proceeds.

    Depending on the total amount of premiums you pay, the Certificate may be treated as a modified endowment contract ("MEC") under federal tax laws. If a Certificate is treated as a MEC, any surrenders, partial withdrawals and loans under the Certificate will be taxable as ordinary income to the extent there is any gain in the Certificate. In addition, a 10% penalty tax may be imposed on the gain when surrenders, partial withdrawals and loans are taken before you reach age 59 1/2. If the Certificate is not a MEC, distributions generally will be treated first as a return of basis or investment in the contract and then as taxable income. Moreover, loans will generally not be treated as distributions. Finally, neither distributions nor loans from a Certificate that is not a MEC are subject to the 10% penalty tax.

    SEE "FEDERAL TAX MATTERS." YOU SHOULD CONSULT A QUALIFIED TAX ADVISER FOR ASSISTANCE IN ALL CERTIFICATE-RELATED TAX MATTERS.

PARTIAL WITHDRAWAL AND SURRENDER RISKS

    The Surrender Charge under the Certificate applies for the first fifteen Certificate Years in the event you surrender your Certificate and may be considerable. (The Surrender Charge also applies to an increase in Specified Amount if a surrender occurs within fifteen Certificate Years following the increase in Specified Amount.) It is possible that you will receive no Net Surrender Value if you surrender your Certificate in the first few Certificate Years. You should purchase the Certificate only if you have the financial ability to keep it in force for a substantial period of time. You should not purchase the Certificate if you intend to surrender all or part of the Accumulated Value in the near future. We designed the Certificate to meet long-term financial goals. THE CERTIFICATE IS NOT SUITABLE AS A SHORT-TERM INVESTMENT.

    Even if you do not ask to surrender your Certificate, Surrender Charges may play a role in determining whether your Certificate will lapse (terminate without value), because Surrender Charges affect the Net Surrender Value which is a measure we use to determine whether your Certificate will enter a Grace Period (and possibly lapse). See "Risk of Lapse" above.

    Partial withdrawals may not exceed the lesser of (1) the Net Surrender Value less $500; or (2) 90% of the Net Surrender Value. Partial withdrawals are assessed a charge equal to the lesser of $25 or 2% of the Accumulated Value withdrawn.

    A PARTIAL WITHDRAWAL OR SURRENDER MAY HAVE TAX CONSEQUENCES.

CERTIFICATE LOAN RISKS

    A Certificate Loan, whether or not repaid, will affect Accumulated Value over time because we subtract the amount of the Certificate Loan from the Subaccounts and/or Declared Interest Option as collateral, and this loan collateral does not participate in the investment performance of the Subaccounts or receive any higher interest rate credited to the Declared Interest Option.

    We reduce the amount we pay on the Insured's death by any outstanding Certificate Debt. Your Certificate may lapse (terminate without value) if Certificate Debt plus any unearned loan interest reduces your Net Surrender Value to zero.

    If you surrender the Certificate or allow it to lapse while a Certificate Loan is outstanding, the amount of the loan, to the extent it has not previously been taxed, will be added to any amount reported for tax purposes and taxed accordingly.

                                PORTFOLIO RISKS

    A comprehensive discussion of the risks of each Investment Option may be found in each Fund's prospectus. Please refer to each Fund's prospectus for more information.

    There is no assurance that any Fund will achieve its stated investment objective.

                                   FEE TABLES

    The following tables describe the fees and expenses that are payable when buying, owning and surrendering the Certificate. The first table describes the fees and expenses that are payable at the time you buy the Certificate, surrender the Certificate or transfer Accumulated Value among the Subaccounts and Declared Interest Option.

                                TRANSACTION FEES

                                                AMOUNT DEDUCTED--
                          WHEN CHARGE IS       MAXIMUM GUARANTEED      AMOUNT DEDUCTED--
CHARGE                       DEDUCTED                CHARGE             CURRENT CHARGE
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Premium Expense        Upon receipt of each   7% of each premium     7% of each premium
Charge                 premium payment        payment                payment up to the
                                                                     Target Premium(1) for
                                                                     a Certificate Year,
                                                                     then 2% of each
                                                                     premium payment over
                                                                     the Target Premium
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Partial Withdrawal     Upon partial           2% of the Accumulated  2% of the Accumulated
Fee                    withdrawal             Value withdrawn, not   Value withdrawn, not
                                              to exceed $25          to exceed $25
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Surrender Charge(2)    Upon a full surrender
                       of your Certificate
                       during the first
                       fifteen Certificate
                       Years, and for the
                       first fifteen
                       Certificate Years
                       following an increase
                       in Specified Amount
                       to the extent of the
                       increase
MINIMUM CHARGE(3)                             $10.98 per $1,000 of   $10.98 per $1,000 of
                                              Specified Amount or    Specified Amount or
                                              Specified Amount       Specified Amount
                                              increase               increase
MAXIMUM CHARGE(4)                             $55.97 per $1,000 of   $55.97 per $1,000 of
                                              Specified Amount or    Specified Amount or
                                              Specified Amount       Specified Amount
                                              increase               increase
CHARGE FOR MALE,                              $19.07 per $1,000 of   $19.07 per $1,000 of
ATTAINED AGE 30, NON-                         Specified Amount or    Specified Amount or
TOBACCO IN FIRST                              Specified Amount       Specified Amount
CERTIFICATE YEAR                              increase               increase
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Transfer Charge        Upon transfer          First transfer in a    First twelve
                                              Certificate Year is    transfers in a
                                              free, $25 for each     Certificate Year are
                                              subsequent transfer    free, $25 for each
                                                                     subsequent transfer
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(1) The Target Premium is a specified annual premium which is based on the age, sex and premium class of the Insured, the Specified Amount of the Certificate and the types and amounts of any additional benefits included in the Certificate. The maximum Target Premium for a Certificate is $497.98 per $1,000, plus $65. This figure assumes that the Insured has the following characteristics: Male, Attained Age 94, Tobacco. The Target Premium for your Certificate is shown on your Certificate's data page.

(2) The Surrender Charge equals a charge per $1,000 of Specified Amount, and varies based on the Insured's Issue Age, sex, premium class and Certificate Year. The Surrender Charge shown in the table may not be representative of the charge you will pay. Your Certificate's data page indicates the Surrender Charge applicable to your Certificate. More detailed information concerning your Surrender Charge is available upon request at our Administrative Center. This charge is assessed during the first fifteen Certificate Years, and during the first fifteen Certificate Years following an increase in Specified Amount to the extent of the increase. The Surrender Charge decreases annually over the Surrender Charge period.

(3) The minimum shown is the first Certificate Year Surrender Charge for Insureds with the following characteristics: Female, Issue Age 0.

(4) The maximum shown is the first Certificate Year Surrender Charge for Insureds with the following characteristics: Male, Issue Age 55, Tobacco. (In states where the maturity age is 95, the maximum first year charge is $55.96 for an Insured with the following characteristics: Male, Issue Age 55, Tobacco and Unisex, Issue Age 57, Tobacco.)

   The next tables describe the fees and expenses that you will pay periodically during the time that you own your Certificate, not including expenses of each Investment Option.

                                PERIODIC CHARGES
               (OTHER THAN INVESTMENT OPTION OPERATING EXPENSES)

                                                AMOUNT DEDUCTED--
                          WHEN CHARGE IS       MAXIMUM GUARANTEED      AMOUNT DEDUCTED--
CHARGE                       DEDUCTED                CHARGE             CURRENT CHARGE
------------------------------------------------------------------------------------------
Cost of Insurance      Monthly, on the
Charge(5)              Monthly Deduction Day
MINIMUM CHARGE(6)                             $0.05667 per $1,000    $0.04816 per $1,000
                                              net amount at risk     net amount at risk
MAXIMUM CHARGE(7)                             $90.90909 per $1,000   $76.55972 per $1,000
                                              net amount at risk     net amount at risk
CHARGE FOR MALE,                              $0.12085 per $1,000    $0.09532 per $1,000
ATTAINED AGE 30,                              net amount at risk     net amount at risk
NON-TOBACCO
------------------------------------------------------------------------------------------
Monthly Certificate    Monthly, on the        $5                     $5
Expense Charge         Monthly Deduction Day
------------------------------------------------------------------------------------------
First-Year Monthly     Monthly, on the        $5                     $5
Certificate Expense    Monthly Deduction Day
Charge                 for the first 12
                       Certificate Months
------------------------------------------------------------------------------------------
First-Year Monthly     Monthly, on the        $0.05 per $1,000 of    $0.05 per $1,000 of
Per $1,000 Charge      Monthly Deduction Day  Specified Amount or    Specified Amount or
                       for the first 12       Specified Amount       Specified Amount
                       Certificate Months,    increase               increase
                       and for the first 12
                       Certificate Months
                       following an increase
                       in Specified Amount
                       to the extent of the
                       increase
------------------------------------------------------------------------------------------
Mortality and Expense  Daily                  Effective annual rate  Effective annual rate
Risk Charge                                   of 1.05% of the        of 0.90% of the
                                              average daily net      average daily net
                                              assets of each         assets of each
                                              Subaccount you are     Subaccount you are
                                              invested in            invested in
------------------------------------------------------------------------------------------
Certificate Loan       On the Certificate     3% (effective annual   2% (effective annual
Interest Spread(8)     Anniversary or         rate)                  rate)
                       earlier, as
                       applicable(9)
------------------------------------------------------------------------------------------

                                PERIODIC CHARGES
                         (OPTIONAL BENEFIT RIDERS ONLY)

                                                AMOUNT DEDUCTED--
                          WHEN CHARGE IS       MAXIMUM GUARANTEED      AMOUNT DEDUCTED--
CHARGE(10)                   DEDUCTED                CHARGE             CURRENT CHARGE
------------------------------------------------------------------------------------------
Cost of Living         Monthly, on the
Increase Rider         Monthly Deduction Day
MINIMUM CHARGE(11)                            $0.0034 per $1,000 of  $0.0028 per $1,000 of
                                              Specified Amount       Specified Amount
MAXIMUM CHARGE(12)                            $5.4545 per $1,000 of  $4.4558 per $1,000 of
                                              Specified Amount       Specified Amount
CHARGE FOR MALE,                              $0.0073 per $1,000 of  $0.0055 per $1,000 of
ATTAINED AGE 30,                              Specified Amount       Specified Amount
NON-TOBACCO
------------------------------------------------------------------------------------------
Waiver of Charges      Monthly, on the
Rider(13)              Monthly Deduction Day
MINIMUM CHARGE(14)                            4.6% of cost of        4.6% of cost of
                                              insurance charge       insurance charge
MAXIMUM CHARGE(15)                            29.0% of cost of       29.0% of cost of
                                              insurance charge       insurance charge
CHARGE FOR MALE,                              4.8% of cost of        4.8% of cost of
ATTAINED AGE 30,                              insurance charge       insurance charge
NON-TOBACCO
------------------------------------------------------------------------------------------
Guaranteed             Monthly, on the
Insurability Option    Monthly Deduction Day
Rider
MINIMUM CHARGE(16)                            $0.01 per $1,000 of    $0.01 per $1,000 of
                                              rider coverage amount  rider coverage amount
MAXIMUM CHARGE(17)                            $0.14 per $1,000 of    $0.14 per $1,000 of
                                              rider coverage amount  rider coverage amount
CHARGE FOR MALE,                              $0.01 per $1,000 of    $0.01 per $1,000 of
ATTAINED AGE 0,                               rider coverage amount  rider coverage amount
NON-TOBACCO
------------------------------------------------------------------------------------------

(5) The cost of insurance charge will vary based on the Insured's Attained Age, sex and premium class. The cost of insurance charges shown in the table may not be typical of the charges you will pay. Your Certificate's data page indicates the guaranteed cost of insurance charge applicable to your Certificate. More detailed information concerning your cost of insurance charge is available on request from our Administrative Center. Also, before you purchase the Certificate, we can provide you hypothetical illustrations of Certificate values based upon the Insured's age, sex and premium class, the death benefit option, Specified Amount, planned periodic premiums and riders requested. Please consult your registered representative for information about your cost of insurance charge.

(6) The minimum cost of insurance charge assumes that the Insured has the following characteristics: Female, Attained Age 10.

(7) The maximum guaranteed cost of insurance charge assumes that the Insured has the following characteristics: Male, Female or Unisex, Attained Ages 99-114, Non-Tobacco, Preferred Non-Tobacco, Super Preferred Non-Tobacco or Tobacco. For the maximum current cost of insurance charge, the Insured is assumed to be Male, Attained Age 114, Tobacco. (In states where the maturity age is 95, the maximum guaranteed rate is $26.62992 per $1,000 net amount at risk for a Male, Attained Age 94, Tobacco. In states where the maturity age is 95, the maximum current charge is $22.04049 per $1,000 net amount at risk for a Male Attained Age 94, Tobacco.)

(8) The Certificate Loan interest spread is the difference between the amount of interest we charge you for a loan (currently, an effective annual rate of 7.3%) (guaranteed not to exceed the higher of the Published Monthly Average of the Composite Yield on Seasoned Corporate Bonds as published by Moody's Investors Service, Inc. for the calendar month ending two months before the date on which the rate is determined; or 5.5%) and the amount of interest we credit to the amounts we hold as security for Certificate Debt guaranteed at an effective annual rate equal to the greater of 4% or the current effective loan interest rate minus no more than 3% (currently, an effective annual rate of 5.3%).

The current Certificate Loan Interest Spread identified in the above table is the Certificate Loan Interest Spread in effect as of the date of this Prospectus. The Society, in its discretion, may vary the Certificate Loan Interest Spread from time to time. The current Certificate Loan Interest Spread may not be the Certificate Loan Interest Spread in effect at the time you request a Certificate Loan.

(9) While a Certificate Loan is outstanding, loan interest is payable in advance on each Certificate Anniversary or, if earlier, on the date of loan repayment, Certificate lapse, surrender, termination or the Insured's death. For Certificates that have been in force ten years, we may allow a loan spread of 0% on any gain under the Certificate.

(10) Charges for the Cost of Living Increase Rider and Waiver of Charges Rider vary based on the Insured's Attained Age, sex and premium class. The charge for the Guaranteed Insurability Option Rider varies based on the Insured's Attained Age and sex. The charges shown in the table may not be typical of the charges you will pay. More detailed information regarding these rider charges is available upon request from our Administrative Center.

(11) The minimum Cost of Living Increase Rider charge assumes that the Insured has the following characteristics: Female, Attained Age 10, Non-Tobacco for guaranteed charge and Attained Ages 9-10, Non-Tobacco for current charge.

(12) The maximum Cost of Living Increase Rider charge assumes that the Insured has an Attained Age 99-114 (Male, Female or Unisex; Non-Tobacco, Preferred Non-Tobacco, Super Preferred Non-Tobacco or Tobacco). The maximum current charge assumes the following characteristics: Male, Attained Age 114, Tobacco. (In states where the maturity age is 95, the maximum guaranteed charge is $1.5978 per $1,000 of Specified Amount for a Male, Attained Age 94, Tobacco. The maximum current charge is $1.2828 per $1,000 of Specified Amount for a Male, Attained Age 94, Tobacco.)

(13) The cost of insurance charge on the Waiver of Charges Rider also includes charges for all additional benefit riders attached to the Certificate.

(14) The minimum Waiver of Charges Rider charge assumes that the Insured has the following characteristics: Male, Attained Ages 18-25, Non-Tobacco, Preferred Non-Tobacco or Super Preferred Non-Tobacco.

(15) The maximum Waiver of Charges Rider charge assumes that the Insured has the following characteristics: Female, Attained Age 64, Tobacco.

(16) The minimum Guaranteed Insurability Option Rider charge assumes that the Insured has the following characteristics: Male, Female or Unisex; Age 0.

(17) The maximum Guaranteed Insurability Option Rider charge assumes that the Insured has the following characteristics: Male or Unisex; Attained Age 39, Non-Tobacco, Preferred Non-Tobacco, Super Preferred Non-Tobacco or Tobacco.

   The next table shows the minimum and maximum fees and expenses charged by any of the Investment Options for the fiscal year ended December 31, 2002. More detail concerning each Investment Option's fees and expenses is contained in the prospectus for each Investment Option.

                  ANNUAL INVESTMENT OPTION OPERATING EXPENSES
         (EXPENSES THAT ARE DEDUCTED FROM INVESTMENT OPTION ASSETS)(18)

                                                              MINIMUM    MAXIMUM
---------------------------------------------------------------------------------
Total Annual Portfolio Operating Expenses (expenses that are deducted from Investment Option assets, including management fees, distribution and/or service (12b-1) fees and other
expenses)                                                          %           %
---------------------------------------------------------------------------------
Total Annual Portfolio Operating Expenses After Contractual
Fee Waiver or Reimbursement(19)                                    %           %
---------------------------------------------------------------------------------

(18) For certain Investment Options, certain expenses were reimbursed or fees waived during 2002. It is anticipated that these voluntary expense reimbursement and fee waiver arrangements will continue past the current year, although they may be terminated at any time. After taking into account these arrangements, annual Investment Option operating expenses would have been:

                                                              MINIMUM    MAXIMUM
---------------------------------------------------------------------------------
Total Annual Portfolio Operating Expenses (expenses that are deducted from Investment Option assets, including management fees, distribution and/or service (12b-1) fees and other
expenses)                                                          %          %
---------------------------------------------------------------------------------

(19) The "Total Annual Portfolio Operating Expenses After Fee Waiver or Contractual Reimbursement" line in the above table shows the minimum and maximum fees and expenses charged by any of the Investment Options that have contractual fee waiver or reimbursement arrangements in place. Those contractual arrangements are designed to reduce total annual portfolio operating expenses for Certificate Holders and will continue past the current year. [ ] Investment Options currently have contractual reimbursement or fee waiver arrangements in place. See the "Annual Investment Option Operating Expenses" table on page 11 for a description of the fees and expenses charged by each of the Investment Options available under the Certificate as well as any applicable contractual fee waiver or reimbursement arrangements.

[Updated figures to be filed by amendment.]

   The following table indicates the Investment Options' fees and expenses for the year ended December 31, 2002, both before and after any contractual fee waiver or reimbursement. Current and future expenses may be higher or lower than those shown.

                   ANNUAL INVESTMENT OPTION OPERATING EXPENSES
           (EXPENSES THAT ARE DEDUCTED FROM INVESTMENT OPTION ASSETS)

                                                        TOTAL EXPENSES
                                                            (BEFORE        TOTAL AMOUNT      TOTAL EXPENSES
                                                          CONTRACTUAL     OF CONTRACTUAL   (AFTER CONTRACTUAL
                       ADVISORY    OTHER      12B-1     FEE WAIVERS AND   FEE WAIVER OR     FEE WAIVERS AND
INVESTMENT OPTION        FEE      EXPENSES     FEE      REIMBURSEMENTS)   REIMBURSEMENT     REIMBURSEMENTS)
American Century
  VP Ultra Fund             %          %          %              %                %                   %(1)(2)
  VP Vista Fund             %          %          %              %                %                   %(1)
Dreyfus
  VIF Appreciation
  Portfolio--Initial
  Share Class               %          %          %              %                %                   %
  VIF Disciplined
  Stock
  Portfolio--Initial
  Share Class               %          %          %              %                %                   %
  VIF Growth and
  Income
  Portfolio--Initial
  Share Class               %          %          %              %                %                   %
  VIF International
  Equity
  Portfolio--Initial
  Share Class               %          %          %              %                %                   %
  VIF Developing
  Leaders
  Portfolio--Initial
  Share Class               %          %          %              %                %                   %
  Dreyfus Socially
  Responsible Growth
  Fund, Inc.--Service
  Share Class               %          %          %              %                %                   %

                                                        TOTAL EXPENSES
                                                            (BEFORE        TOTAL AMOUNT      TOTAL EXPENSES
                                                          CONTRACTUAL     OF CONTRACTUAL   (AFTER CONTRACTUAL
                       ADVISORY    OTHER      12B-1     FEE WAIVERS AND   FEE WAIVER OR     FEE WAIVERS AND
INVESTMENT OPTION        FEE      EXPENSES     FEE      REIMBURSEMENTS)   REIMBURSEMENT     REIMBURSEMENTS)
EquiTrust Variable
Insurance Series Fund
  Blue Chip Portfolio       %          %          %              %                %                   %
  High Grade Bond
  Portfolio                 %          %          %              %                %                   %
  Managed Portfolio         %          %          %              %                %                   %
  Money Market
  Portfolio                 %          %          %              %                %                   %
  Strategic Yield
  Portfolio                 %          %          %              %                %                   %
  Value Growth
  Portfolio                 %          %          %              %                %                   %
Fidelity Variable
Insurance Products
Funds
  VIP Contrafund
  Portfolio--Initial
  Class                     %          %          %              %                %                   %(3)
  VIP Growth
  Portfolio--Initial
  Class                     %          %          %              %                %                   %(3)
  VIP Growth & Income
  Portfolio--Initial
  Class                     %          %          %              %                %                   %(3)
  VIP High Income
  Portfolio--Service
  Class 2                   %          %          %              %                %                   %
  VIP Index 500
  Portfolio--Initial
  Class                     %          %          %              %                %                   %(4)
  VIP Mid Cap
  Portfolio--Service
  Class 2                   %          %          %              %                %                   %
  VIP Overseas
  Portfolio--Initial
  Class                     %          %          %              %                %                   %(3)

                                                        TOTAL EXPENSES
                                                            (BEFORE        TOTAL AMOUNT      TOTAL EXPENSES
                                                          CONTRACTUAL     OF CONTRACTUAL   (AFTER CONTRACTUAL
                       ADVISORY    OTHER      12B-1     FEE WAIVERS AND   FEE WAIVER OR     FEE WAIVERS AND
INVESTMENT OPTION        FEE      EXPENSES     FEE      REIMBURSEMENTS)   REIMBURSEMENT     REIMBURSEMENTS)
J.P. Morgan Series
Trust II
  JPMorgan Mid-Cap
  Value Portfolio           %          %          %              %                %                   %(5)
  JPMorgan Small
  Company Portfolio         %          %          %              %                %                   %
Summit Pinnacle
Series
  NASDAQ-100 Index
  Portfolio                 %          %          %              %                %                   %(6)
  Russell 2000 Small
  Cap Index Portfolio       %          %          %              %                %                   %(6)
  S&P MidCap 400
  Index Portfolio           %          %          %              %                %                   %(6)
T. Rowe Price Equity
Series, Inc.
  Equity Income
  Portfolio                 %          %          %              %                %                   %(7)
  Mid-Cap Growth
  Portfolio                 %          %          %              %                %                   %(7)
  New America Growth
  Portfolio                 %          %          %              %                %                   %(7)
  Personal Strategy
  Balanced Portfolio        %          %          %              %                %                   %(7)
T. Rowe Price
International Series,
Inc.
  International Stock
  Portfolio                 %          %          %              %                %                   %(7)

(1) The manager provides the Fund with investment advisory and management services in exchange for a single, unified management fee. The agreement provides that all expenses of the Fund, except broker commissions, taxes, interest, fees and expenses of non-interested directors and extraordinary expenses will be paid by the manager.

(2) The Fund has a "stepped" fee schedule. As a result, the Fund's management fee rate decreases as the Fund's assets increase.

(3) Actual annual class operating expenses were lower because a portion of the brokerage commissions that the Fund paid was used to reduce the Fund's expenses, and/or because through arrangements with the Fund's custodian, credits realized as a result of uninvested cash balances were used to reduce a portion of the Fund's custodian expenses. See the accompanying Fund prospectus for details.

(4) The Fund's manager has voluntarily agreed to reimburse the class's expenses if they exceed 0.28%. Absent this reimbursement, the total annual class
operating expenses were    %. This arrangement may be discontinued by the Fund's
manager at any time.

(5) JPMorgan Chase Bank, an affiliate of J.P. Morgan, has voluntarily agreed to reimburse certain expenses if they exceed a certain level. Absent this
reimbursement, the total annual operating expenses would have been    %.

(6) Total expenses in excess of 0.65% for the NASDAQ-100 Index Portfolio, in excess of 0.75% for the Russell 2000 Small Cap Index Portfolio and in excess of 0.60% for the S&P MidCap 400 Index Portfolio are paid by the Fund's adviser.

(7) Total annual investment option expenses are an all-inclusive fee and pay for investment management services and ordinary, recurring operating costs.

--------------------------------------------------------------------------------

THE SOCIETY, VARIABLE ACCOUNT AND INVESTMENT OPTIONS
--------------------------------------------------------------------------------

MODERN WOODMEN OF AMERICA

    The Society was incorporated on May 5, 1884 as a fraternal benefit society in the State of Illinois and is principally engaged in the offering of life insurance and annuity certificates to its members and their beneficiaries.
--------------------------------------------------------------------------------

THE VARIABLE ACCOUNT

    We established the Variable Account as a separate account on March 30, 2001. The Variable Account receives and invests the Net Premiums under the Certificate, and may receive and invest net premiums for any other variable life insurance certificates we issue. Income, gains and losses, whether or not realized, from assets allocated to the Variable Account will be credited to or charged against the Variable Account without regard to our other income, gains or losses.

    The Variable Account's assets are our property, and they are available to cover our general liabilities only to the extent that the Variable Account's assets exceed its liabilities arising under the Certificates and any other certificates it supports. The portion of the Variable Account's assets attributable to the Certificates generally are not chargeable with liabilities arising out of any other business that we may conduct. We may transfer to the General Account any Variable Account assets which are in excess of such reserves and other Certificate liabilities. We are obligated to pay any amounts due under the Certificate.

    The Variable Account currently has 31 Subaccounts but may, in the future, include additional subaccounts. Each Subaccount invests exclusively in shares of a single corresponding Investment Option. Income and realized and unrealized gains or losses from the assets of each Subaccount are credited to, or charged against, that Subaccount without regard to income, gains or losses from any other Subaccount.

    We registered the Variable Account as a unit investment trust under the Investment Company Act of 1940. Registration with the Securities and Exchange Commission (the "SEC") does not mean that the Commission supervises the management or investment practices or policies of the Variable Account or the Society. The Variable Account is also subject to the laws of the State of Illinois which regulate the operations of insurers domiciled in Illinois.
--------------------------------------------------------------------------------

INVESTMENT OPTIONS

    The Variable Account invests in shares of the Investment Options described below. Each of these Investment Options was formed as an investment vehicle for insurance company separate accounts. Each Investment Option is part of a mutual fund that is registered with the SEC as an open-end management investment company. This registration does not involve supervision of the management or investment practices or policies of the portfolios or mutual funds by the SEC. Each Investment

    Option has its own investment objectives and separately determines the income and losses for that Investment Option. While you may be invested in up to sixteen Investment Options at any one time, including the Declared Interest Option, each premium payment you submit may be directed to a maximum of 10 Investment Options, including the Declared Interest Option.

    The investment objectives and policies of certain Investment Options are similar to the investment objectives and policies of other portfolios that the same investment adviser, investment sub-adviser or manager may manage. The investment results of the Investment Options, however, may be higher or lower than the results of such other portfolios. There can be no assurance, and no representation is made, that the investment results of any of the Investment Options will be comparable to the investment results of any other portfolio, even if the other portfolio has the same investment adviser, investment sub-adviser or manager.

    The paragraphs below summarize each Investment Option's investment objectives and policies. There is no assurance that any Investment Option will achieve its stated objectives. In addition, no single Investment Option, by itself, constitutes a balanced investment plan. Please refer to the prospectus for each Investment Option for more detailed information, including a description of risks, for each Investment Option. THE INVESTMENT OPTION PROSPECTUSES ACCOMPANY THIS PROSPECTUS. YOU SHOULD READ THEM CAREFULLY AND RETAIN THEM FOR FUTURE REFERENCE.

AMERICAN CENTURY. American Century Investment Management, Inc. is the investment adviser to the Funds.

PORTFOLIO                              INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENTS
VP Ultra Fund                          -  This Fund seeks long-term capital growth. The Fund
                                          pursues this objective by investing in common stocks of
                                          large companies with earnings and revenue that are not
                                          only growing, but growing at a successively faster, or
                                          accelerating pace.
VP Vista Fund                          -  This Fund seeks long-term capital growth. The Fund
                                          pursues this objective by investing in common stocks of
                                          medium-sized and smaller companies which will increase in
                                          value over time.

DREYFUS The Dreyfus Corporation serves as the investment adviser to the Funds. Fayez Sarofim and Co. serves as the investment sub-adviser to the Dreyfus Variable Investment Fund: Appreciation Portfolio.

PORTFOLIO                              INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENTS
Dreyfus Variable Investment Fund:      -  This Portfolio primarily seeks long-term capital growth,
Appreciation Portfolio--Initial Share     consistent with the preservation of capital; current
Class                                     income is a secondary investment objective. The Portfolio
                                          invests primarily in the common stocks focusing on blue
                                          chip companies with total market values of more than
                                          $5 billion at the time of purchase.
Dreyfus Variable Investment Fund:      -  This Portfolio seeks to provide investment returns
Disciplined Stock Portfolio--Initial      (consisting of capital appreciation and income) that are
Share Class                               greater than the total return of stocks, as represented
                                          by the Standard & Poor's 500 Composite Stock Price Index.
                                          The Portfolio invests at least 80% of its assets in
                                          stocks.
Dreyfus Variable Investment Fund:      -  This Portfolio seeks to provide long-term capital growth,
Growth and Income Portfolio--Initial      current income and growth of income, consistent with
Share Class                               reasonable investment risk by investing primarily in
                                          stocks, bonds and money market instruments of domestic
                                          and foreign issuers.

PORTFOLIO                              INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENTS
Dreyfus Variable Investment Fund:      -  This Portfolio seeks capital growth by investing at least
International Equity                      80% of its assets in stocks and primarily in stocks of
 Portfolio--Initial Share Class           foreign companies located in developed countries.
Dreyfus Variable Investment Fund:      -  This Portfolio seeks maximum capital appreciation by
Developing Leaders Portfolio--Initial     investing at least 80% of its assets in small cap
Share Class                               companies. Small cap stocks are defined as those with
                                          total market values of less than $2 billion at the time
                                          of purchase. The Portfolio will be particularly alert to
                                          companies considered by the adviser to be emerging
                                          smaller-sized companies which are believed to be
                                          characterized by new or innovative products, services or
                                          processes which should enhance prospects for growth in
                                          future earnings.
Dreyfus Socially Responsible Growth    -  This Fund seeks to provide capital growth; current income
Fund, Inc.--Service Share Class           is a secondary goal. This Fund invests at least 80% of
                                          its assets in the common stocks of companies that meet
                                          traditional investment standards and conduct their
                                          business in a manner that contributes to the enhancement
                                          of the quality of life in America.

EQUITRUST VARIABLE INSURANCE SERIES FUND. EquiTrust Investment Management Services, Inc. is the investment adviser to the Portfolios.

PORTFOLIO                              INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENTS
Blue Chip Portfolio                    -  This Portfolio seeks growth of capital and income. The
                                          Portfolio pursues this objective by investing at least
                                          80% of its assets in equity securities of
                                          well-capitalized, established companies.
High Grade Bond Portfolio              -  This Portfolio seeks as high a level of current income as is consistent with an investment in a diversified
                                          portfolio of high grade income-bearing debt securities.
                                          The Portfolio will pursue this objective by investing at
                                          least 80% of its net assets in debt securities rated AAA,
                                          AA or A by Standard & Poor's or Aaa, Aa or A by Moody's
                                          Investors Service, Inc. and in securities issued or
                                          guaranteed by the United States government or its
                                          agencies or instrumentalities.
Managed Portfolio                      -  This Portfolio seeks the highest level of total return
                                          through income and capital appreciation. The Portfolio
                                          pursues this objective through a fully managed investment
                                          policy consisting of investment in the following three
                                          market sectors: (i) common stocks and other equity
                                          securities; (ii) high grade debt securities and preferred
                                          stocks of the type in which the High Grade Bond Portfolio
                                          may invest; and (iii) money market instruments of the
                                          type in which the Money Market Portfolio may invest.
Money Market Portfolio                 -  This Portfolio seeks maximum current income consistent
                                          with liquidity and stability of principal. The Portfolio
                                          will pursue this objective by investing in high quality
                                          short-term money market instruments. AN INVESTMENT IN THE
                                          MONEY MARKET PORTFOLIO IS NEITHER INSURED NOR GUARANTEED
                                          BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY
                                          GOVERNMENT AGENCY. THERE CAN BE NO ASSURANCE THAT THE
                                          PORTFOLIO WILL BE ABLE TO MAINTAIN A STABLE NET ASSET
                                          VALUE OF $1.00 PER SHARE. DURING EXTENDED PERIODS OF LOW
                                          INTEREST RATES, THE YIELD OF A MONEY MARKET SUBACCOUNT
                                          MAY ALSO BECOME EXTREMELY LOW AND POSSIBLY NEGATIVE.

PORTFOLIO                              INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENTS
Strategic Yield Portfolio              -  This Portfolio seeks as a primary objective, as high a
                                          level of current income as is consistent with investment
                                          in a diversified portfolio of lower-rated,
                                          higher-yielding income-bearing securities. As a secondary
                                          objective, the Portfolio seeks capital appreciation when
                                          consistent with its primary objective. The Portfolio
                                          pursues these objectives by investing primarily in
                                          fixed-income securities rated Baa or lower by Moody's
                                          Investors Service, Inc. and/or BBB or lower by
                                          Standard & Poor's, or in unrated securities of comparable
                                          quality (i.e., junk bonds). AN INVESTMENT IN THIS
                                          PORTFOLIO MAY ENTAIL GREATER THAN ORDINARY FINANCIAL
                                          RISK. (See the Fund prospectus "HIGHER RISK SECURITIES
                                          AND INVESTMENT STRATEGIES--Lower-Rated Debt Securities.")
Value Growth Portfolio                 -  This Portfolio seeks long-term capital appreciation. The
                                          Portfolio pursues this objective by investing primarily
                                          in equity securities of companies that the investment
                                          adviser believes have a potential to earn a high return
                                          on capital and/or in equity securities that the
                                          investment adviser believes are undervalued by the
                                          marketplace. Such equity securities may include common
                                          stock, preferred stock and securities convertible or
                                          exchangeable into common stock.

FIDELITY VARIABLE INSURANCE PRODUCTS FUNDS. Fidelity Management & Research Company serves as the investment adviser to these Portfolios. Bankers Trust Company serves as investment sub-adviser to the Index 500 Portfolio.

PORTFOLIO                              INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENTS
Fidelity VIP Contrafund Portfolio      -  This Portfolio seeks capital appreciation by investing in securities of companies whose value the adviser believes
                                          is not fully recognized by the public. The Portfolio
                                          normally invests primarily in common stocks and
                                          securities convertible into common stock, but it has the
                                          flexibility to invest in other types of securities.
Fidelity VIP Growth Portfolio          -  This Portfolio seeks capital appreciation by investing
                                          primarily in common stocks. The Portfolio, however, is
                                          not restricted to any one type of security and may pursue
                                          capital appreciation through the purchase of bonds and
                                          preferred stocks. The Portfolio does not place any
                                          emphasis on dividend income from its investments, except
                                          when the adviser believes this income will have a
                                          favorable influence on the market value of the security.
                                          Growth may be measured by factors such as earnings or
                                          gross sales.
Fidelity VIP Growth & Income           -  This Portfolio seeks high total return through a
Portfolio                                 combination of current income and capital appreciation by
                                          investing mainly in equity securities. The Portfolio
                                          expects to invest the majority of its assets in domestic
                                          and foreign equity securities, with a focus on those that
                                          pay current dividends and show potential earnings growth.
                                          However, the Portfolio may buy debt securities as well as
                                          equity securities that are not currently paying
                                          dividends, but offer prospects for capital appreciation
                                          or future income.
Fidelity VIP High Income Portfolio     -  This Portfolio seeks a high level of current income,
                                          while also considering growth of capital. The Portfolio
                                          normally invests primarily in income-producing debt
                                          securities, preferred stocks and convertible securities,
                                          with an emphasis on lower-quality debt securities.

PORTFOLIO                              INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENTS
Fidelity VIP Index 500 Portfolio       -  This Portfolio seeks to provide investment results that correspond to the total return of a broad range of common
                                          stocks publicly traded in the United States. To achieve
                                          this objective, the Portfolio attempts to duplicate the
                                          composition and total return of the S&P 500.
Fidelity VIP Mid Cap Portfolio         -  This Portfolio seeks long-term growth of capital by
                                          investing primarily in common stocks. The Portfolio
                                          normally invests at least 65% of its total assets in
                                          securities of companies with medium market
                                          capitalizations.
Fidelity VIP Overseas Portfolio        -  This Portfolio seeks long-term growth of capital by
                                          investing primarily in foreign securities. The Portfolio
                                          defines foreign securities as securities of issuers whose
                                          principal activities are located outside the United
                                          States. Normally, at least 80% of the Portfolio's total
                                          assets will be invested in foreign securities. The
                                          Portfolio may also invest in U.S. issuers.

J.P. MORGAN SERIES TRUST II. J.P. Morgan Investment Management Inc. serves as the investment adviser to the Portfolios.

PORTFOLIO                              INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENTS
JPMorgan Mid-Cap Value Portfolio       -  This Portfolio seeks growth from capital appreciation by investing in a broad portfolio of common stocks of
                                          companies with market capitalizations of $1 billion to
                                          $20 billion at the time of purchase.
JPMorgan Small Company Portfolio       -  This Portfolio seeks to provide high total return by
                                          investing in stocks of small- and medium-sized U.S.
                                          companies typically represented by the Russell 2000
                                          Index.

SUMMIT PINNACLE SERIES OF SUMMIT MUTUAL FUNDS, INC. Summit Investment Partners, Inc. serves as the investment adviser to the Portfolios.

PORTFOLIO                              INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENTS
NASDAQ-100 Index Portfolio             -  This Portfolio seeks investment results that correspond to the investment performance of U.S. common stocks, as
                                          represented by the NASDAQ-100 Index. The Portfolio will
                                          attempt to achieve, in both rising and falling markets, a
                                          correlation of at least 95% between the total return of
                                          its net assets before expenses and the total return of
                                          the NASDAQ-100 Index.
Russell 2000 Small Cap Index           -  This Portfolio seeks investment results that correspond
Portfolio                                 to the investment performance of U.S. common stocks, as
                                          represented by the Russell 2000 Index. The Portfolio will
                                          attempt to achieve, in both rising and falling markets, a
                                          correlation of at least 95% between the total return of
                                          its net assets before expenses and the total return of
                                          the Russell 2000 Index.

PORTFOLIO                              INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENTS
S&P MidCap 400 Index Portfolio         -  This Portfolio seeks investment results that correspond to the total return performance of U.S. common stocks, as
                                          represented by the S&P MidCap 400 Index. The Portfolio
                                          will attempt to achieve, in both rising and falling
                                          markets, a correlation of at least 95% between the total
                                          return of its net assets before expenses and the total
                                          return of the S&P MidCap 400 Index.

T. ROWE PRICE EQUITY SERIES, INC. T. Rowe Price Associates, Inc. is the investment adviser to the Portfolios.

PORTFOLIO                              INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENTS
Equity Income Portfolio                -  This Portfolio seeks to provide substantial dividend
                                          income and long-term capital appreciation by investing
                                          primarily in dividend-paying common stocks of established
                                          companies considered by the adviser to have favorable
                                          prospects for both increasing dividends and capital
                                          appreciation.
Mid-Cap Growth Portfolio               -  This Portfolio seeks to provide long-term capital
                                          appreciation by investing primarily in mid-cap stocks
                                          with the potential for above-average earnings growth. The
                                          investment adviser defines mid-cap companies as those
                                          whose market capitalization falls within the range of
                                          companies in either the Standard & Poor's Mid-Cap
                                          400 Index or the Russell Mid Cap Growth Index.
New America Growth Portfolio           -  This Portfolio seeks to provide long-term growth of
                                          capital by investing primarily in the common stocks of
                                          companies operating in sectors the investment adviser
                                          believes will be the fastest growing in the U.S.
                                          Fast-growing companies can be found across an array of
                                          industries in today's "new America".
Personal Strategy Balanced Portfolio   -  This Portfolio seeks the highest total return over time consistent with an emphasis on both capital appreciation
                                          and income. The Portfolio pursues its objective by
                                          investing in a diversified portfolio typically consisting
                                          of approximately 60% stocks, 30% bonds and 10% money
                                          market securities.

T. ROWE PRICE INTERNATIONAL SERIES, INC. T. Rowe Price International, Inc. is the investment adviser to the Portfolio.

PORTFOLIO                              INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENTS
International Stock Portfolio          -  This Portfolio seeks to provide capital appreciation
                                          through investments primarily in established companies
                                          based outside the United States.

    We may receive different amounts of compensation from an investment adviser, distributor and/or affiliate(s) of one or more of the Funds based upon an annual percentage of the average assets we hold in the Investment Options. These amounts, which may vary by adviser, distributor and/or Fund affiliate(s), are intended to compensate us for administrative and other services we provide to the Funds and/or affiliate(s) and may be significant. MWA Financial Services, Inc., the principal underwriter of the Certificates, may receive 12b-1 fees deducted from certain portfolio assets attributable to the Certificates for providing distribution and shareholder support services to some Investment Options.

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ADDITION, DELETION OR SUBSTITUTION OF INVESTMENTS

    We reserve the right, subject to compliance with applicable law, to make additions to, deletions from or substitutions for the shares of the Investment Options that the Variable Account holds or that the Variable Account may purchase. If the shares of an Investment Option are no longer available for investment or if, in our judgment, further investment in any Investment Option should become inappropriate in view of the purposes of the Variable Account, we reserve the right to dispose of the shares of any Investment Option and to substitute shares of another Investment Option. We may substitute shares of funds with fees and expenses that are different from the Funds. We will not substitute any shares attributable to your interest in a Subaccount without notice to and prior approval of the Securities and Exchange Commission, to the extent required by the Investment Company Act of 1940 or other applicable law.

    In the event of any such substitution or change, we may, by appropriate endorsement, make such changes in these and other certificates as may be necessary or appropriate to reflect such substitution or change. Nothing contained in this Prospectus shall prevent the Variable Account from purchasing other securities for other series or classes of certificates, or from permitting a conversion between series or classes of certificates on the basis of requests made by Certificate Holders.

    We also reserve the right to establish additional subaccounts of the Variable Account, each of which would invest in shares of a new Investment Option, with a specified investment objective. We may limit the availability of any new Investment Option to certain classes of purchasers. We may establish new subaccounts when, in our sole discretion, marketing, tax or investment conditions warrant, and we may make any new subaccounts available to existing Certificate Holders on a basis we determine. Subject to obtaining any approvals or consents required by applicable law, we may transfer the assets of one or more Subaccounts to any other Subaccount(s), or one or more Subaccounts may be eliminated or combined with any other Subaccount(s) if, in our sole discretion, marketing, tax or investment conditions warrant.

    If we deem it to be in the best interests of persons having voting rights with regard to the Subaccounts under the Certificates, we may

         - operate the Variable Account as a management company under the Investment Company Act of 1940,

         - deregister the Variable Account under that Act in the event such registration is no longer required, or,

         - subject to obtaining any approvals or consents required by applicable law, combine the Variable Account with other separate accounts.

    To the extent permitted by applicable law, we may also transfer the Variable Account's assets associated with the Certificates to another separate account. In addition, we may, when permitted by law, restrict or eliminate any voting rights of Certificate Holders or other persons who have voting rights as to the Variable Account. (See "ADDITIONAL INFORMATION--Voting Rights.")

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THE CERTIFICATE
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PURCHASING THE CERTIFICATE

    In order to issue a Certificate, we must receive a completed application, including payment of the initial premium, at our Administrative Center. We ordinarily will issue a Certificate only for Insureds who are 0 to 80 years of age at their last birthday and who supply satisfactory evidence of insurability to the Society. Acceptance is subject to our underwriting rules and we may, in our sole discretion, reject any application or premium for any lawful reason. The minimum Specified Amount for which we will issue a Certificate is normally $100,000, although we may, in our discretion, issue Certificates with Specified Amounts less than $100,000.

    The effective date of insurance coverage under the Certificate will be the latest of:

        -   the Certificate Date,

        - the date the Insured signs the last of any amendments to the initial application required by our underwriting rules, or

        - the date when we receive the full initial premium at our Administrative Center.

    The Certificate Date will be the later of:

             (1)  the date of the initial application, or

             (2) the date we receive any additional information at our Administrative Center if our underwriting rules required additional medical or other information.

    If the later of (1) or (2) above is the 29th, 30th or 31st of any month, the Certificate Date will be the 28th of such month. We use the Certificate Date to determine Certificate Years, Certificate Months and Certificate Anniversaries. The Certificate Date may, but will not always, coincide with the effective date of insurance coverage under the Certificate.

    Although we do not anticipate delays in our receipt and processing of applications, premium payments or transaction requests, we may experience such delays to the extent registered representatives fail to forward applications, premium payments and transaction requests to our Administrative Center on a timely basis.
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PREMIUMS

    Subject to certain limitations, you have flexibility in determining the frequency and amount of premiums.

    PREMIUM FLEXIBILITY. We do not require you to pay premiums in accordance with a rigid and inflexible premium schedule. We require you to pay an initial premium that, when reduced by the premium expense charge, will be sufficient to pay the monthly deduction for the first Certificate Month. Thereafter, subject to the minimum and maximum premium limitations described below, you may also make unscheduled premium payments at any time prior to the Maturity Date. You should forward all premium payments to our Administrative Center.

    If mandated under applicable law, the Society may be required to reject a premium payment. We may also be required to provide additional information about your account to government regulators.

    PLANNED PERIODIC PREMIUMS. You determine a planned periodic premium schedule that provides for the payment of a level premium over a specified period of time on a quarterly, semi-annual or annual basis. We may, at our discretion, permit you to make planned periodic premium payments on a monthly basis. We ordinarily will send you periodic reminder notices for each planned periodic premium. Depending on the duration of the planned periodic premium schedule, the timing of planned payments could affect the tax status of your Certificate. (See "FEDERAL TAX MATTERS.")

    You are not required to pay premiums in accordance with the planned periodic premium schedule. Furthermore, you have considerable flexibility to alter the amount, frequency and the time period over which you pay planned periodic premiums; however, we must consent to any planned periodic payment less than $100. Changes in the planned premium schedule may have federal income tax consequences. (See "FEDERAL TAX MATTERS.")

    Paying a planned periodic premium will not guarantee that your Certificate remains in force. Even if you do pay planned periodic premiums, the Certificate will nevertheless lapse if, during the first three Certificate Years, Net Accumulated Value or, after three Certificate Years, Net Surrender Value, is insufficient on a Monthly Deduction Day to cover the monthly deduction (see "CHARGES AND DEDUCTIONS--Monthly Deduction") and a Grace Period expires without a sufficient payment (see "THE CERTIFICATE--Certificate Lapse and Reinstatement--LAPSE"). However, your Certificate will not lapse if you selected the optional Death Benefit Guarantee Rider and you have paid sufficient premiums to meet the cumulative death benefit guarantee premium requirement on each Monthly Deduction Day.

    DEATH BENEFIT GUARANTEE PREMIUMS. If you selected the optional Death Benefit Guarantee Rider, your Certificate's data page will show a "Death Benefit Guarantee Monthly Premium." (This rider may not be available in all states or for all premium classes. A registered representative can provide information on the availability of this rider. In certain states, this rider is known as the Death Benefit Protection Rider.) On each Monthly Deduction Day, we will compare the cumulative actual premiums you have paid with the cumulative death benefit guarantee monthly premiums to see if the death benefit guarantee provision will prevent your Certificate from lapsing. If you meet the death benefit guarantee premium requirement, then the Certificate will not enter a grace period even if its Net Surrender Value is not enough to cover the monthly deduction due. The death benefit guarantee premium requirement is met when (a) is equal to or greater than (b) where:

             (a) is the sum of all premiums paid on the Certificate (accumulated from the date of payment at the prepayment interest rate shown on the Certificate data page), less the sum of all partial withdrawals (accumulated from the date of each withdrawal at the prepayment interest rate), and less any Certificate Loans and unpaid loan interest; and

             (b) is the sum of the death benefit guarantee monthly premiums since the Certificate Date accumulated at the prepayment interest rate assuming that the premiums are paid on each Monthly Deduction Day.

    Your Certificate must satisfy the death benefit guarantee premium test on each Monthly Deduction Day to keep this rider in effect.

      FOR EXAMPLE: Your Certificate was issued 45 months ago and you have paid $5,000 in premiums. No Certificate Loans or partial withdrawals have been taken and you have made no Certificate changes. Your death benefit guarantee monthly premium is $100. Assuming the prepayment interest rate is zero, the cumulative death benefit guarantee premium requirement as of the 45th Monthly Deduction Day is $4,500 ($100 X 45 months).

      In this example, the death benefit guarantee premium requirement is satisfied on this Monthly Deduction Day because the amount of premiums paid ($5,000) is greater than the death benefit guarantee premium requirement ($4,500).

      However, assuming you had requested a partial withdrawal of $1,000, the death benefit guarantee premium requirement would no longer be satisfied because the amount of premiums paid less the partial withdrawal ($4,000) is now less than the death benefit guarantee premium requirement ($4,500). In order to maintain this rider, you must pay an additional premium of $500 within 61 days after we notify you of the need for additional premium.

    The amount of the death benefit guarantee monthly premium is determined when we issue a Certificate, and it depends upon the age and other insurance risk characteristics of the Insured, as well as the amount of coverage and additional features you select. The death benefit guarantee monthly premium will change if you alter either the Certificate's Specified Amount or death benefit option, add or delete a Certificate rider, or change premium class. We will send you a new Certificate data page reflecting any change in the death benefit guarantee premium.

    UNSCHEDULED PREMIUMS. Each unscheduled premium payment must be at least $100; however, we may, in our discretion, waive this minimum requirement. We reserve the right to limit the number and amount of unscheduled premium payments. An unscheduled premium payment may have federal income tax consequences. (See "FEDERAL TAX MATTERS.")

    PREMIUM LIMITATIONS. In no event may the total of all premiums paid, both planned periodic and unscheduled, exceed the applicable maximum premium limitation imposed by federal tax laws.

    Because the maximum premium limitation is in part dependent upon the Specified Amount for each Certificate, changes in the Specified Amount may affect this limitation. If at any time you pay a premium that would result in total premiums exceeding the applicable maximum premium limitation, we will accept only that portion of the premium which will make total premiums equal the maximum. We will return any part of the premium in excess of that amount and we will not accept further premiums until allowed by the applicable maximum premium limitation.

    PAYMENT OF PREMIUMS. We will treat any payments you make first as payment of any outstanding Certificate Debt unless you indicate that the payment should be treated otherwise. Where you make no indication, we will treat any portion of a payment that exceeds the amount of any outstanding Certificate Debt as a premium payment.

    NET PREMIUMS. The Net Premium is the amount available for investment. The Net Premium equals the premium paid less the premium expense charge. (See "CHARGES AND DEDUCTIONS--Premium Expense Charge.")

    ALLOCATING NET PREMIUMS. In your application for a Certificate, you can allocate Net Premiums or portions thereof to the Subaccounts, to the Declared Interest Option, or both. We will allocate Net Premiums to the Declared Interest Option if we receive them either

             (1) before the date we obtain a signed notice at our Administrative Center from you that you have received the Certificate, or

             (2) before the end of 25 days after the date we send you the Certificate.

    Upon the earlier of (1) or (2) above, we will automatically allocate the Accumulated Value in the Declared Interest Option, without charge, among the Subaccounts and Declared Interest Option in accordance with your allocation instructions.

    We allocate Net Premiums received on or after (1) or (2) above in accordance with your instructions, to the Variable Account, the Declared Interest Option, or both. You do not waive your cancellation privilege by sending us the signed notice of receipt of the Certificate (see "THE CERTIFICATE-- Examination of Certificate (Cancellation Privilege)").

    The following additional rules apply to Net Premium allocations:

        - You must allocate at least 10% of each premium to any Subaccount of the Variable Account or to the Declared Interest Option.

        - Your allocation percentages must be in whole numbers (we do not permit fractional percentages).

        - You may change the allocation percentages for future Net Premiums without charge, at any time while the Certificate is in force, by providing us with a Written Notice signed by you on a form we accept. The change will take effect on the date we receive the Written Notice at our Administrative Center and will have no effect on prior Accumulated Values.
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EXAMINATION OF CERTIFICATE (CANCELLATION PRIVILEGE)

    You may cancel the Certificate by delivering or mailing Written Notice or sending a facsimile and returning the Certificate to us at our Administrative Center before midnight of the 30th day after you receive the Certificate. Notice given by mail and return of the Certificate by mail are effective on being postmarked, properly addressed and postage prepaid.

    Unless otherwise required, we will refund, within seven days after receipt of satisfactory notice of cancellation and the returned Certificate at our Administrative Center, an amount equal to the greater of premiums paid or the sum of:

        - the Accumulated Value on the Business Day on or next following the date we receive the Certificate at our Administrative Center, plus

        -   any premium expense charges we deducted, plus

        - monthly deductions made on the Certificate Date and any Monthly Deduction Day; plus

        -   amounts approximating the daily charges against the Variable
            Account.
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CERTIFICATE LAPSE AND REINSTATEMENT

    LAPSE. Your Certificate may lapse (terminate without value) during the first three Certificate Years if the Net Accumulated Value, or after three Certificate Years if the Net Surrender Value, is insufficient on a Monthly Deduction Day to cover the monthly deduction (see "CHARGES AND DEDUCTIONS--Monthly Deduction") AND a Grace Period expires without a sufficient payment. However, the Certificate will not lapse if you selected the optional Death Benefit Guarantee Rider and you have paid sufficient premiums to meet the cumulative death benefit guarantee monthly premium requirement on each Monthly Deduction Day. (See "THE CERTIFICATE--Premiums-- DEATH BENEFIT GUARANTEE PREMIUMS.") Insurance coverage will continue during the Grace Period, but we will deem the Certificate to have no Net Surrender Value for purposes of Certificate Loans and surrenders during such Grace Period. The death proceeds payable during the Grace Period will equal the amount of the death proceeds payable immediately prior to the commencement of the Grace Period, reduced by any due and unpaid monthly deductions.

    A Grace Period of 61 days (31 days in certain states) will commence on the date we send you a notice of any insufficiency, at which time the Accumulated Value in each Subaccount will be automatically transferred without charge to the Declared Interest Option.

    To avoid lapse and termination of the Certificate without value, we must receive from you during the Grace Period a premium payment that, when reduced by the premium expense charge (see "CHARGES AND DEDUCTIONS--Premium Expense Charge"), will be at least equal to three times the monthly deduction due on the Monthly Deduction Day immediately preceding the Grace Period (see "CHARGES AND DEDUCTIONS--Monthly Deduction"). If your Certificate enters a Grace Period, the amount transferred to the Declared Interest Option will remain there unless and until you provide us with allocation instructions.

    REINSTATEMENT. Prior to the Maturity Date, you may reinstate a lapsed Certificate at any time within five years of the Monthly Deduction Day immediately preceding the Grace Period which expired without payment of the required premium. You must submit the following items to us at our Administrative Center:

        - A written application for reinstatement signed by the Certificate Holder and the Insured;

        -   Evidence of insurability we deem satisfactory;

        - A premium that, after the deduction of the premium expense charge, is at least sufficient to keep the Certificate in force for three months; and

        - An amount equal to the monthly cost of insurance for the two Certificate Months prior to lapse.

    State law may limit the premium to be paid on reinstatement to an amount less than that described. To the extent that we did not deduct the monthly administrative charge for a total of twelve Certificate Months prior to lapse, we will continue to deduct such charge following reinstatement of the Certificate until we have assessed such charge, both before and after the lapse, for a total of 12 Certificate Months. (See "CHARGES AND DEDUCTIONS--Monthly Deduction.") We will not reinstate a Certificate surrendered for its Net Surrender Value. The lapse of a Certificate with loans outstanding may have adverse tax consequences (see "FEDERAL TAX MATTERS").

    The effective date of the reinstated Certificate will be the Monthly Deduction Day coinciding with or next following the date we approve the application for reinstatement. Upon reinstatement of your Certificate, the amount tranferred to the Declared Interest Option during the Grace Period will remain there unless and until you provide us with allocation instructions.

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CERTIFICATE BENEFITS
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    While a Certificate is in force, it provides for certain benefits prior to the Maturity Date. Subject to certain limitations, you may at any time obtain all or a portion of the Net Surrender Value by surrendering or taking a partial withdrawal from the Certificate. (See "CERTIFICATE BENEFITS--Accumulated Value Benefits--SURRENDER AND WITHDRAWAL PRIVILEGES.") In addition, you have certain loan privileges under the Certificates. (See "CERTIFICATE BENEFITS--Loan Benefits--CERTIFICATE LOANS.") The Certificate also provides for the payment of death proceeds upon the death of the Insured under one of two death benefit options selected by you (see "CERTIFICATE BENEFITS--Death Proceeds--DEATH BENEFIT OPTIONS"), and benefits upon the maturity of a Certificate (see "CERTIFICATE BENEFITS--Benefits at Maturity").
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ACCUMULATED VALUE BENEFITS

    SURRENDER AND WITHDRAWAL PRIVILEGES. At any time prior to the Maturity Date while the Certificate is in force, you may surrender the Certificate or make a partial withdrawal by sending a written request to the Society at our Administrative Center. A Surrender Charge will apply to any surrender during the first fifteen Certificate Years, as well as during the first fifteen years following an increase in Specified Amount. A Partial Withdrawal Fee equal to the lesser of $25 or 2% of the Accumulated Value withdrawn will be payable upon each partial withdrawal. (See "CHARGES AND DEDUCTIONS--Surrender Charge, and--Partial Withdrawal Fee"). We ordinarily mail surrender and withdrawal proceeds to the Certificate Holder within seven days after we receive a signed request at our Administrative Center, although we may postpone payments under certain circumstances. (See "ADDITIONAL INFORMATION--Postponement of Payments.")

    SURRENDERS. The amount payable upon surrender of the Certificate is the Net Surrender Value at the end of the Valuation Period when we receive the request. We may pay this amount in a lump sum or under one of the payment options specified in the Certificate, as requested by the Certificate Holder. (See "ADDITIONAL CERTIFICATE PROVISIONS--Settlement Options" in the Statement of Additional Information.) If you surrender the entire Certificate, all insurance in force will terminate and you cannot reinstate the Certificate. See "FEDERAL TAX MATTERS" for a discussion of the tax consequences associated with surrenders. If not paid in cash, the Surrender Charge will be deducted from the amount surrendered.

    PARTIAL WITHDRAWALS. You may obtain a portion of the Certificate's Net Surrender Value as a partial withdrawal from the Certificate.

        -   A partial withdrawal must be at least $500.

        - A partial withdrawal cannot exceed the lesser of (1) the Net Surrender Value less $500 or (2) 90% of the Net Surrender Value.

    If not paid in cash, we will deduct the Partial Withdrawal Fee from the remaining Accumulated Value. You may request that we pay the proceeds of a partial withdrawal in a lump sum or under one of the settlement options specified in the Certificate. (See "ADDITIONAL CERTIFICATE PROVISIONS--Settlement Options" in the Statement of Additional Information.)

    We will allocate a partial withdrawal (together with the Partial Withdrawal
    Fee) among the Subaccounts and the Declared Interest Option in accordance with your written instructions. If we do not receive any such instructions with the request for partial withdrawal, we will allocate the partial withdrawal among the Subaccounts and the Declared Interest Option in the same proportion that the Accumulated Value in each of the Subaccounts and the Accumulated Value in the Declared Interest Option, reduced by any outstanding Certificate Debt, bears to the total Accumulated Value, reduced by any outstanding Certificate Debt, on the date we receive the request at our Administrative Center.

    Partial withdrawals will affect both the Certificate's Accumulated Value and the death proceeds payable under the Certificate. (See "CERTIFICATE BENEFITS--Death Proceeds.")

        - The Certificate's Accumulated Value will be reduced by the amount of the partial withdrawal.

        - If the death benefit payable under either death benefit option both before and after the partial withdrawal is equal to the Accumulated Value multiplied by the specified amount factor set forth in the Certificate, a partial withdrawal will result in a reduction in death proceeds equal to the amount of the partial withdrawal, multiplied by the specified amount factor then in effect.

        - If the death benefit is not so affected by the specified amount factor, the reduction in death proceeds will be equal to the partial withdrawal.

    If Type 1 is in effect at the time of withdrawal, the partial withdrawal will reduce the Certificate's Specified Amount by the amount of Accumulated Value withdrawn. If Type 2 is in effect at the time of the withdrawal, there will be no effect on Specified Amount. (See "CERTIFICATE BENEFITS--Death Proceeds--DEATH BENEFIT OPTIONS.") The Specified Amount remaining in force after a partial withdrawal may not be less than the minimum Specified Amount for the Certificate in effect on the date of the partial withdrawal, as published by the Society. As a result, we will not process any partial withdrawal that would reduce the Specified Amount below this minimum.

    If increases in the Specified Amount previously have occurred, a partial withdrawal will first reduce the Specified Amount of the most recent increase, then the next most recent increases successively, then the coverage under the original application. Thus, a partial withdrawal may either increase or decrease the amount of the cost of insurance charge, depending upon the particular circumstances. (See "CHARGES AND DEDUCTIONS--Monthly Deduction--COST OF INSURANCE.") For a discussion of the tax consequences associated with partial withdrawal, see "FEDERAL TAX MATTERS."

    NET ACCUMULATED VALUE. Net Accumulated Value equals the Certificate's Accumulated Value reduced by any outstanding Certificate Debt and increased by any unearned loan interest.

    On the Business Day coinciding with or immediately following the earlier of the date we receive notice at our Administrative Center that you have received the Certificate, or 25 days after the date we send you the Certificate, we will automatically transfer the Accumulated Value (all of which is in the Declared Interest Option) among the Subaccounts and the Declared Interest Option in accordance with your percentage allocation instructions. At the end of each Valuation Period thereafter, the Accumulated Value in a Subaccount will equal:

        - The total Subaccount units represented by the Accumulated Value at the end of the preceding Valuation Period, multiplied by the Subaccount's unit value for the current Valuation Period; PLUS

        - Any Net Premiums received during the current Valuation Period which are allocated to the Subaccount; PLUS

        - All Accumulated Values transferred to the Subaccount from the Declared Interest Option or from another Subaccount during the current Valuation Period; MINUS

        - All Accumulated Values transferred from the Subaccount to another Subaccount or to the Declared Interest Option during the current Valuation Period, including amounts transferred to the Declared Interest Option to secure Certificate Debt; MINUS

        - All partial withdrawals (and any portion of the Surrender Charge) from the Subaccount during the current Valuation Period; MINUS

        - The portion of any monthly deduction charged to the Subaccount during the current Valuation Period to cover the Certificate Month following the Monthly Deduction Day.

    The Certificate's total Accumulated Value in the Variable Account equals the sum of the Certificate's Accumulated Value in each Subaccount.

    UNIT VALUE. Each Subaccount has a Unit Value. When you allocate Net Premiums or transfer other amounts into a Subaccount, we purchase a number of units based on the Unit Value of the Subaccount as of the end of the Valuation Period during which the allocation or transfer is made. Likewise, when amounts are transferred out of a Subaccount, units are redeemed on the same basis. On any day, a Certificate's Accumulated Value in a Subaccount is equal to the number of units held in such Subaccount, multiplied by the Unit Value of such Subaccount on that date.
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TRANSFERS

    The following features apply to transfers under the Certificate:

        - You may transfer amounts among the Subaccounts an unlimited number of times in a Certificate Year; however, you may only make one transfer per Certificate Year between the Declared Interest Option and the Variable Account.

        - You may make transfers by written request to our Administrative Center or, if you elected the "Telephone Transfer Authorization" in the application, by calling our Administrative Center toll-free at the phone number shown on the cover of the Prospectus. We reserve the right to suspend telephone transfer privileges at any time. We will use reasonable procedures to confirm that telephone instructions are genuine. We are not liable for any loss, damage or expense from complying with telephone instructions we reasonably believe to be authentic.

           CAUTION: Telephone transfer privileges may not always be available. Telephone systems, whether yours, your service provider's or your registered representative's, can experience outages or slowdowns for a variety of reasons. These outages or slowdowns may prevent or delay our receipt of your request. If you are experiencing problems, you should make a written request to our Administrative Center.

        - The amount of the transfer must be at least $100; or if less than $100, the total Accumulated Value in the Subaccount or in the Declared Interest Option (reduced, in the case of the Declared Interest Option, by any outstanding Certificate Debt). The Society may, at its discretion, waive the $100 minimum requirement.

        - The transfer will be effective as of the end of the Valuation Period during which we receive the request at our Administrative Center.

        - The first transfer in each Certificate Year is free. (The Society has extended this privilege to the first twelve transfers in a Certificate Year. This privilege may be terminated at any time.) Each time you subsequently transfer amounts in that Certificate Year, we may assess a transfer charge of $25. We will deduct the transfer charge on a pro-rata basis from the Declared Interest Option and/or Subaccounts to which the transfer is made unless you submit payment for the charge at the time of your request. Once we issue a Certificate, we will not increase this charge. (See "CHARGES AND DEDUCTIONS--Transfer Charge.")

        - For purposes of these limitations and charges, we consider all transfers effected on the same day as a single transfer.

    DOLLAR COST AVERAGING. You may elect to participate in a dollar cost averaging program. Dollar Cost Averaging is an investment strategy designed to reduce the investment risks associated with market fluctuations. The strategy spreads the allocation of your Net Premium into the Subaccounts or Declared Interest Option over a period of time. This allows you to potentially reduce the risk of investing most of your Net Premium into the Subaccounts at a time when prices are high. We do not assure the success of this strategy. Implementation of the dollar cost averaging program does not guarantee profits, nor protect you against losses. You should carefully consider your financial ability to continue the program over a long enough period of time to purchase units when their value is low as well as when it is high.

    In order to establish this program, you must elect this option on your initial application or complete and submit the applicable request form at a later date, and place at least $1,000 in a single "source account" (either the Declared Interest Option or the Money Market Subaccount). Provided there is no outstanding Certificate Debt, we will automatically transfer equal amounts from the source account to your designated "target accounts" each month.

        -   The minimum amount of each transfer is $100.

        - Under the dollar cost averaging program, the maximum number of Investment Options which you may select at any one time is ten, including the Declared Interest Option.

        - You select the date to implement this program which will occur on the same date each month, or on the next Business Day.

        - We will terminate this option when monies in the source account are inadequate, or upon receipt of a written request at our Administrative Center.

        - Each dollar cost averaging transfer counts against the twelve free transfer limit in a Certificate Year. All transfers made on the same date count as one transfer.

        - The one transfer limit between the Declared Interest Option and the Variable Account is waived under this program.

        -   The Society reserves the right to discontinue this program at any time.
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LOAN BENEFITS

    CERTIFICATE LOANS. So long as the Certificate remains in force and has a positive Net Surrender Value, you may borrow money from the Society at any time using the Certificate as the sole security for the Certificate Loan. A loan taken from, or secured by, a Certificate may have federal income tax consequences. (See "FEDERAL TAX MATTERS.")

    The maximum amount that you may borrow at any time is 90% of the Surrender Value as of the end of the Valuation Period during which we receive the request for the Certificate Loan at our Administrative Center, less any previously outstanding Certificate Debt. (In certain states, you may borrow up to 100% of the Certificate's Surrender Value.) The Society's claim for repayment of Certificate Debt has priority over the claims of any assignee or other person.

    During any time that there is outstanding Certificate Debt, we will treat payments you make first as payment of outstanding Certificate Debt, unless you indicate that we should treat the payment otherwise. Where no indication is made, we will treat as a premium payment any portion of a payment that exceeds the amount of any outstanding Certificate Debt.

    ALLOCATION OF CERTIFICATE LOAN. When you take a Certificate Loan, we segregate an amount equal to the Certificate Loan (including interest) within the Declared Interest Option as security for the loan. If, immediately prior to the Certificate Loan, the Accumulated Value in the Declared Interest Option less Certificate Debt outstanding is less than the amount of such Certificate Loan, we will transfer the difference from the Subaccounts of the Variable Account, which have Accumulated Value in the same proportions that the Certificate's Accumulated Value in each Subaccount bears to the Certificate's total Accumulated Value in the Variable Account. We will determine Accumulated Values as of the end of the Valuation Period during which we receive the request for the Certificate Loan at our Administrative Center.

    We normally will mail loan proceeds to you within seven days after receipt of a written request. Postponement of a Certificate Loan may take place under certain circumstances. (See "ADDITIONAL INFORMATION--Postponement of Payments.")

    Amounts segregated within the Declared Interest Option as security for Certificate Debt will bear interest at an effective annual rate set by the Society. This rate may be different than that used for other amounts within the Declared Interest Option. (See "CERTIFICATE BENEFITS--Loan Benefits--EFFECT ON INVESTMENT PERFORMANCE.")

    LOAN INTEREST CHARGED. The interest rate charged on Certificate Loans is not fixed. The maximum annual loan interest rate we charge will be the higher of the "Published Monthly Average of the Composite Yield on Seasoned Corporate Bonds" as published by Moody's Investors Service, Inc. (or any successor thereto) for the calendar month ending two months before the date on which the rate is determined; or 5.5%. We may elect to change the interest rate at any time. You will be notified of the change. The new rate will take effect on the Certificate Anniversary coinciding with, or next following, the date the rate is changed.

    EFFECT ON INVESTMENT PERFORMANCE. Amounts transferred from the Variable Account as security for Certificate Debt will no longer participate in the investment performance of the Variable Account. We will credit all amounts held in the Declared Interest Option as security for Certificate Debt with interest on each Monthly Deduction Day at an effective annual rate equal to the greater of 4% or the current effective loan interest rate minus no more than 3%, as determined and declared by the Society. We will not credit additional interest to these amounts. The interest credited will remain in the Declared Interest Option unless and until transferred by the Certificate Holder to the Variable Account, but will not be segregated within the Declared Interest Option as security for Certificate Debt.

    For Certificates that have been in force ten years, we may allow a loan spread of 0% on the gain.

    Even though you may repay Certificate Debt in whole or in part at any time prior to the Maturity Date if the Certificate is still in force, Certificate Loans will affect the Accumulated Value of a Certificate and may affect the death proceeds payable. The effect could be favorable or unfavorable depending upon whether the investment performance of the Subaccount(s) from which the Accumulated Value was transferred is less than or greater than the interest rates actually credited to the Accumulated Value segregated within the Declared Interest Option as security for Certificate Debt while Certificate Debt is outstanding. In comparison to a Certificate under which no Certificate Loan was made, Accumulated Value will be lower where such interest rates credited were less than the investment performance of the Subaccount(s), but will be higher where such interest rates were greater than the performance of the Subaccount(s). In addition, death proceeds will reflect a reduction of the death benefit by any outstanding Certificate Debt.

    CERTIFICATE DEBT. Certificate Debt equals the sum of all unpaid Certificate Loans and any due and unpaid certificate loan interest. If there is Certificate Debt and the Net Surrender Value is insufficient on a Monthly Deduction Day to cover the monthly deduction (see "CHARGES AND DEDUCTIONS--Monthly Deduction"), we will notify you. To avoid lapse and termination of the Certificate without value (see "THE CERTIFICATE--Certificate Lapse and Reinstatement--LAPSE"), you must, during the Grace Period, make a premium payment that, when reduced by the premium expense charge (see "CHARGES AND DEDUCTIONS--Premium Expense Charge"), will be at least equal to three times the monthly deduction due on the Monthly Deduction Day immediately preceding the Grace Period (see "CHARGES AND DEDUCTIONS--Monthly Deduction"). Therefore, the greater the Certificate Debt under a Certificate, the more likely it would be to lapse.

    REPAYMENT OF CERTIFICATE DEBT. You may repay Certificate Debt in whole or in part any time during the Insured's life and before the Maturity Date so long as the Certificate is in force. We subtract any Certificate Debt not repaid from the death benefit payable at the Insured's death, from Surrender Value upon complete surrender or from the maturity benefit. Any payments made by a Certificate Holder will be treated first as the repayment of any outstanding Certificate Debt, unless the Certificate Holder indicates otherwise. Upon partial or full repayment of Certificate Debt, we will no longer segregate within the Declared Interest Option the portion of the Accumulated Value securing the repaid portion of the Certificate Debt, but that amount will remain in the Declared Interest Option unless and until transferred to the Variable Account by the Certificate Holder. We will notify you when your Certificate Debt is repaid in full.

    For a discussion of the tax consequences associated with Certificate Loans and lapses, see "FEDERAL TAX MATTERS."

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DEATH PROCEEDS

    So long as the Certificate remains in force, the Certificate provides for the payment of death proceeds upon the death of the Insured.

        - You may name one or more principal Beneficiaries or contingent Beneficiaries and we will pay proceeds to the principal Beneficiary or a contingent Beneficiary.

        - If no Beneficiary survives the Insured, we will pay the death proceeds pursuant to Section 21 of the Society's By-Laws. We may pay death proceeds in a lump sum or under a settlement option. (See "ADDITIONAL CERTIFICATE PROVISIONS--Settlement Options" in the Statement of Additional Information.)

    To determine the death proceeds, we will reduce the death benefit by any outstanding Certificate Debt and increase it by any unearned loan interest and any premiums paid after the date of death. We will ordinarily mail proceeds within seven days after receipt at our Administrative Center of Due Proof of Death. We may postpone payment, however, under certain circumstances. (See "ADDITIONAL INFORMATION--Postponement of Payments.") We pay interest on those proceeds, at an annual rate of no less than 3% or any rate required by law, from the date of death to the date payment is made.

    DEATH BENEFIT GUARANTEE RIDER. If you selected the optional Death Benefit Guarantee Rider (there is no charge for this rider), on each Monthly Deduction Day we will check to see if you have met the death benefit guarantee monthly premium requirement by comparing the cumulative actual premiums you have paid with the cumulative death benefit guarantee monthly premiums. If you meet the death benefit guarantee monthly premium requirement, then your Certificate will not enter a Grace Period even if the Net Surrender Value is not enough to cover the monthly deduction due. If you do not meet the death benefit guarantee monthly premium requirement, then we will notify you of the amount you must pay within 61 days to prevent your Certificate from lapsing. (See "THE CERTIFICATE--Premiums--DEATH BENEFIT GUARANTEE PREMIUMS.") Your Certificate will meet the death benefit guarantee monthly premium requirement on a Monthly Deduction Day when (a) is equal to or greater than (b) where:

        (a) is the sum of all premiums paid on the Certificate (accumulated from the date of payment at the prepayment interest rate shown on the Certificate data page), less the sum of all partial withdrawals (accumulated from the date of each withdrawal at the prepayment interest rate), and less any Certificate Loans and unpaid loan interest; and

        (b) is the sum of the death benefit guarantee monthly premiums since the Certificate Date accumulated at the prepayment interest rate.

    DEATH BENEFIT OPTIONS. Certificate Holders designate in the initial application one of two death benefit options offered under the Certificate. The amount of the death benefit payable under a Certificate will depend upon the option in effect at the time of the Insured's death.

    Under Type 1, the death benefit will be equal to the greater of:

        -   the current Specified Amount, or

        - the Accumulated Value (determined as of the end of the Business Day coinciding with or immediately following the date of death) multiplied by the specified amount factor for the Insured's Attained Age.

    Under Type 1, the death benefit will remain level at the Specified Amount unless the Accumulated Value multiplied by the specified amount factor exceeds the current Specified Amount, in which case the amount of the death benefit will vary as the Accumulated Value varies. If you are satisfied with the amount of your insurance coverage under the Certificate and prefer to have favorable investment performance and additional premiums reflected in higher Accumulated Value rather than increased death benefits, you generally should select Type 1 where the Accumulated Value is not paid in addition to the Specified Amount.

    Under Type 2, the death benefit will be equal to the greater of:

        - the sum of the current Specified Amount and the Accumulated Value, or

        - the Accumulated Value multiplied by the specified amount factor for the Insured's Attained Age.

    We will determine Accumulated Value as of the end of the Business Day coinciding with or immediately following the date of death. Under Type 2, the death proceeds will always vary as the Accumulated Value varies (but will never be less than the Specified Amount). If you prefer to have favorable investment performance and additional premiums reflected in increased death benefits, you generally should select Type 2.

    Appendix A in the Statement of Additional Information shows examples illustrating Type 1 and Type 2. The specified amount factor is 2.50 for an Insured Attained Age 40 or below on the date of death. For Insureds with an Attained Age over 40 on the date of death, the factor declines with age as shown in the specified amount factor table in Appendix B.

    Whether you choose Type 1 or Type 2, you will always be guaranteed a minimum death benefit that is equal to the Specified Amount.

    CHANGING THE DEATH BENEFIT OPTION. You may change the death benefit option in effect at any time by sending a written request to us at our Administrative Center. The effective date of such a change will be the Monthly Deduction Day coinciding with or immediately following the date we approve the change. A change in death benefit options may have federal income tax consequences. (See "FEDERAL TAX MATTERS.")

    If you change the death benefit option from Type 1 to Type 2, we will reduce the current Specified Amount by an amount equal to the Accumulated Value on the effective date of the change. (If you change the death benefit option from Type 1 to Type 2, the Society currently does not change the Specified Amount but will allow you to increase the death benefit by the amount of the Accumulated Value, subject to the $10,000 minimum increase requirement. Evidence of insurability is required.) If you change the death benefit option from Type 2 to Type 1, the current Specified Amount will not change. You may not make a change in the death benefit option if it would result in a Specified Amount which is less than the minimum Specified Amount in effect on the effective date of the change, or if after the change, the Certificate would no longer qualify as life insurance under federal tax law.

    We impose no charges in connection with a change in death benefit option; however, a change in death benefit option will affect the cost of insurance charges. (See "CHARGES AND DEDUCTIONS--Monthly Deduction--COST OF INSURANCE.")

    CHANGE IN EXISTING COVERAGE. After a Certificate has been in force for one Certificate Year, you may adjust the existing insurance coverage by increasing or decreasing the Specified Amount. To make a change, you must send us a written request at our Administrative Center. A change in the Specified Amount may affect the cost of insurance rate and the net amount at risk, both of which will affect your cost of insurance charge. (See "CHARGES AND DEDUCTIONS--Monthly Deduction--COST OF INSURANCE RATE, and--NET AMOUNT AT RISK.") If decreases in the Specified Amount cause the premiums paid to exceed the maximum premium limitations imposed by federal tax law (see "THE CERTIFICATE--Premiums--PREMIUM LIMITATIONS"), the decrease will be limited to the extent necessary to meet these requirements. A change in existing coverage may have federal income tax consequences. (See "FEDERAL TAX MATTERS.")

    Any decrease in the Specified Amount will become effective on the Monthly Deduction Day coinciding with or immediately following the date we approve the request. The decrease will first reduce the Specified Amount provided by the most recent increase, then the next most recent increases successively, then the Specified Amount under the original application. The Specified Amount following a decrease can never be less than the minimum Specified Amount for the Certificate in effect on the date of the decrease. A Specified Amount decrease will not reduce the Surrender Charge.

    To apply for an increase, you must provide us with evidence of insurability we deem satisfactory. Any approved increase will become effective on the Monthly Deduction Day coinciding with or immediately following the date we approve the request. An increase will not become effective, however, if the Certificate's Accumulated Value on the effective date would not be sufficient to cover the deduction for the increased cost of insurance for the next Certificate Month. A Specified Amount increase is subject to its own Surrender Charge.
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ACCELERATED BENEFITS RIDER

    In the event that the Insured becomes terminally ill (as defined below), you may (if residing in a state that has approved such rider), by written request and subject to the conditions stated below, have the Society pay all or a portion of the accelerated death benefit immediately to you. There is no separate charge for this rider.

    For this purpose, an Insured is terminally ill when a physician (as defined by the rider) certifies that he or she has a life expectancy of 12 months or less.

    The accelerated benefit equals up to 75% of the Certificate's death benefit subject to a maximum of $250,000 (the $250,000 maximum applies in aggregate to all certificates issued by the Society on the Insured).
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BENEFITS AT MATURITY

    The Maturity Date is Attained Age 115 (Attained Age 95 in certain states). If the Insured is alive and the Certificate is in force on the Maturity Date, the Society will pay to you the Certificate's Accumulated Value as of the end of the Business Day coinciding with or immediately following the Maturity Date, reduced by any outstanding Certificate Debt. (See "CERTIFICATE BENEFITS--Loan Benefits--REPAYMENT OF CERTIFICATE DEBT.") We may pay benefits at maturity in a lump sum or under a settlement option. The tax consequences associated with continuing a Certificate beyond age 100 are unclear. Consult a tax adviser on this issue.

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CHARGES AND DEDUCTIONS
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    We deduct certain charges in connection with the Certificate to compensate us for (1) the services and benefits we provide; (2) the costs and expenses we incur; and (3) the risks we assume. The nature and amount of these charges are described more fully below.
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PREMIUM EXPENSE CHARGE

    Before allocating Net Premiums among the Subaccounts and the Declared Interest Option, we reduce premiums paid by a premium expense charge. The premium less the premium expense charge equals the Net Premium.

    The current premium expense charge is 7% of each premium up to the Target Premium and 2% of each premium over the Target Premium. The premium expense charge will never exceed 7% of any premium. It is used to compensate us for expenses incurred in distributing the Certificate, including agent sales commissions, the cost of printing prospectuses and sales literature and advertising costs.
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MONTHLY DEDUCTION

    We deduct certain charges monthly from the Accumulated Value of each Certificate ("monthly deduction") to compensate us for the cost of insurance coverage and any additional benefits added by rider (see "ADDITIONAL INSURANCE BENEFITS" in the Statement of Additional Information), for underwriting and start-up expenses in connection with issuing a Certificate and for certain administrative costs. We deduct the monthly deduction as of the Certificate Date and each Monthly Deduction Day. We deduct it from the Declared Interest Option and each Subaccount in the same proportion that the Certificate's Net Accumulated Value in the Declared Interest Option and the Certificate's Accumulated Value in each Subaccount bear to the total Net Accumulated Value of the Certificate. For purposes of making deductions from the Declared Interest Option and the Subaccounts, we determine Accumulated Values as of the end of the Business Day coinciding with or immediately following the Monthly Deduction Day. Because portions of the monthly deduction, such as the cost of insurance, can vary from month to month, the monthly deduction itself will vary in amount from month to month.

    We make the monthly deduction on the Business Day coinciding with or immediately following each Monthly Deduction Day and it will equal:

        -  the cost of insurance for the Certificate; plus

        -  the cost of any optional insurance benefits added by rider; plus

        -  the monthly certificate expense charge.

    During the first 12 Certificate Months and during the 12 Certificate Months immediately following an increase in Specified Amount, the monthly deduction will include a monthly per $1,000 charge. During the first 12 Certificate Months, the monthly deduction also will include a first-year monthly expense charge.

    COST OF INSURANCE. This charge is designed to compensate us for the anticipated cost of paying death proceeds to Beneficiaries of those Insureds who die prior to the Maturity Date. We determine the cost of insurance on a monthly basis, and we determine it separately for the initial Specified Amount and for any subsequent increases in Specified Amount. We will determine the monthly cost of insurance charge by dividing the applicable cost of insurance rate, or rates, by 1,000 and multiplying the result by the net amount at risk for each Certificate Month. We may realize a profit from this charge and may use such profit for any lawful purpose, including paying our distribution expenses.

    NET AMOUNT AT RISK. The net amount at risk may be affected by investment performance, payment of premiums, fees and charges under the Certificate, death benefit option chosen, partial withdrawals and decreases in Specified Amount. The net amount at risk for a Certificate Month is equal to
    (a) divided by (b) minus (c) where:

        (a)   is the death benefit;

        (b)  is 1.0032737(1); and

        (c)   is the Accumulated Value.

    We determine the death benefit and the Accumulated Value as of the end of the Business Day coinciding with or immediately following the Monthly Deduction Day.

    We determine the net amount at risk separately for the initial Specified Amount and any increases in Specified Amount. In determining the net amount at risk for each Specified Amount, we first consider the Accumulated Value a part of the initial Specified Amount. If the Accumulated Value exceeds the initial Specified Amount, we will consider it to be a part of any increase in the Specified Amount in the same order as the increases occurred.

    COST OF INSURANCE RATE. We base the cost of insurance rate for the initial Specified Amount on the Insured's sex, premium class and Attained Age. For any increase in Specified Amount, we base the cost of insurance rate on the Insured's premium class on the effective date of the increase, sex and Attained Age. Actual cost of insurance rates may change and we will determine the actual monthly cost of insurance rates based on our expectations as to future mortality experience. However, the actual cost of insurance rates will never be greater than the guaranteed maximum cost of insurance rates set forth in the Certificate. These guaranteed rates are based on the 1980 Commissioners'

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(1) Dividing by this number reduces the net amount at risk, solely for the purposes of computing the cost of insurance, by taking into account assumed monthly earnings at an annual rate of 4%.

    Standard Ordinary Non-Smoker and Smoker Mortality Table. Current cost of insurance rates are generally less than the guaranteed maximum rates. Any change in the cost of insurance rates will apply to all persons of the same age, sex and premium class whose Certificates have been in force the same length of time.

    The cost of insurance rates generally increase as the Insured's Attained Age increases. The premium class of an Insured also will affect the cost of insurance rate. The Society currently places Insureds into a standard premium class or into premium classes involving a higher mortality risk. In an otherwise identical Certificate, Insureds in the standard premium class will have a lower cost of insurance rate than those in premium classes involving higher mortality risk. The standard premium class is also divided into two categories: tobacco and non-tobacco. The Society may offer preferred classes in addition to the standard tobacco and non-tobacco classes. Non-tobacco-using Insureds will generally have a lower cost of insurance rate than similarly situated Insureds who use tobacco.

    We determine the cost of insurance rate separately for the initial Specified Amount and for the amount of any increase in Specified Amount. In calculating the cost of insurance charge, we apply the rate for the premium class on the Certificate Date to the net amount at risk for the initial Specified Amount; for each increase in Specified Amount, we use the rate for the premium class applicable to the increase. However, if we calculate the death benefit as the Accumulated Value times the specified amount factor, we will use the rate for the premium class for the most recent increase that required evidence of insurability for the amount of death benefit in excess of the total Specified Amount.

    ADDITIONAL INSURANCE BENEFITS. The monthly deduction will include charges for any additional benefits provided by rider. (See "ADDITIONAL INSURANCE BENEFITS" in the Statement of Additional Information.)

    MONTHLY CERTIFICATE EXPENSE CHARGE. We have primary responsibility for the administration of the Certificate and the Variable Account. Administrative expenses include premium billing and collection, recordkeeping, processing death benefit claims, partial withdrawals, surrenders and Certificate changes, and reporting and overhead costs. As reimbursement for administrative expenses related to the maintenance of each Certificate and the Variable Account, we assess a $5 monthly administrative charge against each Certificate. We guarantee this charge will not exceed $5 per Certificate Month.

    FIRST-YEAR MONTHLY PER $1,000 CHARGE. We deduct charges from Accumulated Value as part of the monthly deduction during the first twelve Certificate Months and during the twelve Certificate Months immediately following an increase in Specified Amount. The charge will compensate us for first-year underwriting, processing and start-up expenses incurred in connection with the Certificate and the Variable Account. These expenses include the cost of processing applications, conducting medical examinations, determining insurability and the Insured's premium class, and establishing Certificate records. The monthly per unit charge is $0.05 per $1,000 of Specified Amount, or increase in Specified Amount. We guarantee this charge will not exceed $0.05 per $1,000.

    FIRST-YEAR MONTHLY CERTIFICATE EXPENSE CHARGE. We will deduct an additional monthly charge from Accumulated Value during the first twelve Certificate Months. This charge will compensate us for costs associated with underwriting and issuing the Certificate. These expenses include the cost of processing applications, conducting medical examinations and determining insurability. The first-year monthly certificate expense charge is $5 per Certificate Month. We guarantee this charge will not exceed $5 per Certificate Month.
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TRANSFER CHARGE

    We may impose a transfer charge of $25 for the second and each subsequent transfer during a Certificate Year to compensate us for the costs in making the transfer. However, it is the Society's current practice to waive the transfer charge for the first twelve transfers during a Certificate Year.

    We may impose a transfer charge of $25 for the thirteenth and each subsequent transfer in a Certificate Year. (This practice may be terminated at any time.)

        - Unless paid in cash, we will deduct the transfer charge on a pro-rata basis from the Declared Interest Option and/or Subaccounts to which the transfer is made.

        - Once we issue a Certificate, we will not increase this charge for the life of the Certificate.

        - We will not impose a transfer charge on transfers that occur as a result of Certificate Loans, the exercise of the special transfer privilege or the initial allocation of Accumulated Value among the Subaccounts and the Declared Interest Option following your acceptance of the Certificate.

    Currently, there is no charge for changing the Net Premium allocation instructions.
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PARTIAL WITHDRAWAL FEE

    Upon partial withdrawal from a Certificate, we assess a charge equal to the lesser of $25 or 2% of the Accumulated Value withdrawn to compensate us for costs incurred in accomplishing the withdrawal. We deduct this fee from the Accumulated Value.
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SURRENDER CHARGE

    We apply a Surrender Charge during the first fifteen Certificate Years, as well as during the first fifteen years following an increase in Specified Amount to the extent of the increase. This charge is an amount per $1,000 of Specified Amount which declines to $0 in the sixteenth year and varies based on the age, sex, premium class and Certificate Year. We have listed below the maximum Surrender Charge per $1,000 of Specified Amount for select ages in various premium classes in the first Certificate Year.

      ISSUE AGE          MALE, TOBACCO      FEMALE, TOBACCO     UNISEX, TOBACCO
         30                  $22.45              $19.25              $21.79
         50                  $45.36              $35.34              $43.13
         70                  $55.21              $55.27              $55.30

    The maximum Surrender Charge for any Certificate is $55.97 per $1,000 of Specified Amount. (See "APPENDIX C--Maximum Surrender Charges.") The Surrender Charge is level within each Certificate Year. If not paid in cash, the Surrender Charge will be deducted from the amount surrendered.

    You may surrender this Certificate without incurring a Surrender Charge after the first Certificate Year if the Insured is:

        (a)   terminally ill, or

        (b)   stays in a qualified nursing care center for 90 consecutive days.
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VARIABLE ACCOUNT CHARGES

    MORTALITY AND EXPENSE RISK CHARGE. We currently deduct a daily mortality and expense risk charge from each Subaccount at an effective annual rate of .90% of the average daily net assets of the Subaccounts. We guarantee this charge will not exceed 1.05% of the average daily net assets of the Subaccounts. We may realize a profit from this charge and may use such profit for any lawful purpose, including payment of our distribution expenses.

    The mortality risk we assume is that Insureds may die sooner than anticipated and therefore, we may pay an aggregate amount of life insurance proceeds greater than anticipated. The expense risk assumed is that expenses incurred in issuing and administering the Certificates will exceed the amounts realized from the administrative charges assessed against the Certificates.

    FEDERAL TAXES. Currently, no charge is made to the Variable Account for federal income taxes that may be attributable to the Variable Account. We may, however, make such a charge in the future. Charges for other taxes, if any, attributable to the Variable Account may also be made. (See "FEDERAL TAX MATTERS.")

    INVESTMENT OPTION EXPENSES. The value of net assets of the Variable Account will reflect the investment advisory fee and other expenses incurred by each Investment Option. The investment advisory fee and other expenses applicable to each Investment Option are listed on page 11 and described in the prospectus for each Investment Option.

    COMPENSATION. For information concerning compensation paid for the sale of the Certificates, see "DISTRIBUTION OF THE CERTIFICATES."

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THE DECLARED INTEREST OPTION
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    You may allocate Net Premiums and transfer Accumulated Value to the Declared Interest Option, which is part of the General Account. We own the assets in the General Account, and we use these assets to support our insurance and annuity obligations other than those funded by our separate accounts. These assets are subject to our general liabilities from business operations. Subject to applicable law, we have sole discretion over investment of the Declared Interest Option's assets. We bear the full investment risk for all amounts allocated or transferred to the Declared Interest Option. We guarantee that the amounts allocated to the Declared Interest Option may be credited interest daily at a net effective annual interest rate of at least 4%. These amounts, after charges and deductions, are also guaranteed. We determine any interest rate credited in excess of the guaranteed rate at our sole discretion.

    The Declared Interest Option will not share in the investment performance of our General Account. Because we, in our sole discretion, anticipate changing the current interest rate from time to time, different allocations you make to the Declared Interest Option may be credited with different current interest rates. You assume the risk that interest credited to amounts in the Declared Interest Option may not exceed the minimum 4% guaranteed rate.

    Because of exemptive and exclusionary provisions, we have not registered interests in the Declared Interest Option under the Securities Act of 1933 and we have not registered the Declared Interest Option as an investment company under the Investment Company Act of 1940. Accordingly, neither the Declared Interest Option nor any interests therein are subject to the provisions of these Acts and, as a result, the staff of the Securities and Exchange Commission has not reviewed the disclosures in this Prospectus relating to the Declared Interest Option. Disclosures regarding the Declared Interest Option may, however, be subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in prospectuses.

    Please refer to the Certificate and Statement of Additional Information for complete details regarding the Declared Interest Option.
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TRANSFERS, PARTIAL WITHDRAWALS, SURRENDERS AND CERTIFICATE LOANS

    You may transfer amounts between the Subaccounts and the Declared Interest Option. However, only one transfer between the Variable Account and the Declared Interest Option is permitted in each Certificate Year. Currently, we waive the transfer charge for the first twelve transfers during a Certificate Year, but may deduct a $25 charge from the amount transferred for the thirteenth and each subsequent transfer in a Certificate Year. (We may terminate this practice at any time.) No more than 50% of the Net Accumulated Value in the Declared Interest Option may be transferred from the Declared Interest Option unless the Net Accumulated Value in the Declared Interest Option immediately after the transfer would be less than $1,000. If the Net Accumulated Value in the Declared Interest Option after a transfer would be less than $1,000, you may transfer the full Net Accumulated Value in the Declared Interest Option. A Certificate Holder may also make surrenders and obtain Certificate Loans from the Declared Interest Option at any time prior to the Certificate's Maturity Date.

    We may delay payment of partial withdrawals and surrenders from, and payments of Certificate Loans allocated to, the Declared Interest Option for up to six months.

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GENERAL PROVISIONS
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CHANGE OF PROVISIONS

    We reserve the right to change the Certificate, in the event of future changes in the federal tax law, to the extent required to maintain the Certificate's qualification as life insurance.

    Except as provided in the foregoing paragraph, no one can change any part of the Certificate except the Certificate Holder and an officer of the Society. Both must agree to any change and such change must be in writing. No agent may change the Certificate or waive any of its provisions.
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OWNERSHIP

    The Insured is the Certificate Holder and person having control of the Certificate unless another owner is named. During the Insured's lifetime, all rights granted by the Certificate belong to the Certificate Holder, except as otherwise provided for in the Certificate.

    If the issue age is 15 or less, the applicant for the Certificate, or the applicant's duly appointed successsor, shall have control of the Certificate but may not assign it. During the period after the Insured attains age 16 and before the Insured attains age 21, control of the Certificate will pass to the Insured: (a) upon the death of such applicant; or (b) upon receipt of a written request by such applicant in a form satisfactory to the Society. When the Insured attains age 21, control of the Certificate shall automatically pass to the Insured.
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THE BENEFICIARY

    The Certificate Holder designates the principal Beneficiaries and contingent Beneficiaries in the application. If changed, the principal Beneficiary or contingent Beneficiary is as shown in the latest change filed with the Society. One or more principal or contingent Beneficiaries may be named in the application. In such case, the proceeds will be paid in equal shares to the survivors in the appropriate beneficiary class, unless requested otherwise by the Certificate Holder.

    Unless a settlement option is chosen, we will pay the proceeds payable at the Insured's death in a lump sum to the principal Beneficiary. If the principal Beneficiary dies before the Insured, we will pay the proceeds to the contingent Beneficiary. If no Beneficiary survives the Insured, we will pay the proceeds pursuant to Section 21 of the Society's By-Laws.

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DISTRIBUTION OF THE CERTIFICATES
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    We have entered into a distribution agreement with MWA Financial Services, Inc. ("MWAFS"), an affiliate of the Society, for the distribution and sale of the Certificates. MWAFS may sell the Certificates through its registered representatives or through broker-dealers who have entered into selling agreements with MWAFS.

    We pay commissions for the sale of the Certificates. The maximum commissions payable to registered representatives will be 40% of Target Premiums in the first Certificate Year, 5% of Target Premiums in each Certificate Year after the first Certificate Year and 5% of premiums in excess of Target Premiums in all Certificate Years. We pay commissions for substandard risk and rider premiums based on our rules at the time of payment. Additional amounts may be paid and expenses may be reimbursed based on various factors. MWAFS and other broker-dealers will share commissions and additional amounts received for sales of the Certificates with their registered representatives involved in the sales in accordance with its rules and policies for compensating such representatives. See "DISTRIBUTION OF THE CERTIFICATES" in the Statement of Additional Information for more information concerning compensation paid for the sale of the Certificates.

    Also, MWAFS receives 0.25% from the following Investment Options in the form of 12b-1 fees: Dreyfus Socially Responsible Growth Fund; and Fidelity Variable Insurance Products Fund, VIP High Income Portfolio and VIP Mid Cap Portfolio. 12b-1 class shares of these Investment Options have adopted distribution plans pursuant to Rule 12b-1 under the Investment Company Act of 1940, which allows the Investment Options to pay fees to those who sell and distribute Investment Option shares out of Investment Option assets.

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FEDERAL TAX MATTERS
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INTRODUCTION

    The following summary provides a general description of the Federal income tax considerations associated with the Certificate and does not purport to be complete or to cover all tax situations. This discussion is not intended as tax advice. Counsel or other competent tax advisors should be consulted for more complete information. This discussion is based upon our understanding of the present Federal income tax laws. No representation is made as to the likelihood of continuation of the present Federal income tax laws or as to how they may be interpreted by the Internal Revenue Service.
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TAX STATUS OF THE CERTIFICATE

    In order to qualify as a life insurance contract for Federal income tax purposes and to receive the tax treatment normally accorded life insurance contracts under Federal tax law, a life insurance certificate must satisfy certain requirements which are set forth in the Internal Revenue Code. Guidance as to how these requirements are to be applied is limited. Nevertheless, we believe that a Certificate issued on the basis of a standard rate class should satisfy the applicable requirements. There is less guidance, however, with respect to a Certificate issued on a substandard basis (I.E., a premium class involving higher than standard mortality risk). It is not clear whether such a Certificate will in all cases satisfy the applicable requirements, particularly if you pay the full amount of premiums permitted under the Certificate. If it is subsequently determined that a Certificate does not satisfy the applicable requirements, we may take appropriate steps to bring the Certificate into compliance with such requirements and we reserve the right to modify the Certificate as necessary in order to do so.

    In certain circumstances, owners of variable life insurance certificates have been considered for Federal income tax purposes to be the owners of the assets of the variable account supporting their contracts due to their ability to exercise investment control over those assets. Where this is the case, the Certificate Holders have been currently taxed on income and gains attributable to variable account assets. There is little guidance in this area, and some features of the Certificate, such as the flexibility to allocate premium payments and Accumulated Values, have not been explicitly addressed in published rulings. While we believe that the Certificate does not give the Certificate Holder investment control over Variable Account assets, we reserve the right to modify the Certificate as necessary to prevent the Certificate Holder from being treated as the owner of the Variable Account assets supporting the Certificate.

    In addition, the Code requires that the investments of the Subaccounts be "adequately diversified" in order for the Certificate to be treated as a life insurance contract for Federal income tax purposes. It is intended that the Subaccounts, through the funds, will satisfy these diversification requirements.

    The following discussion assumes that the Certificate will qualify as a life insurance contract for Federal income tax purposes.
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TAX TREATMENT OF CERTIFICATE BENEFITS

    IN GENERAL. The Society believes that the death benefit under a Certificate should be excludible from the gross income of the beneficiary. Federal, state and local estate, inheritance, transfer, and other tax consequences of ownership or receipt of certificate proceeds depend on the circumstances of each Certificate Holder or Beneficiary. A tax adviser should be consulted on these consequences.

    Generally, a Certificate Holder will not be deemed to be in constructive receipt of the Accumulated Value until there is a distribution. When distributions from a Certificate occur, or when loans are taken out from or secured by a Certificate, the tax consequences depend on whether the Certificate is classified as a modified endowment contract ("MEC").

    MODIFIED ENDOWMENT CONTRACTS. Under the Internal Revenue Code, certain life insurance contracts are classified as modified endowment contracts, with less favorable tax treatment than other life insurance contracts. Due to the flexibility of the Certificate as to premium payments and benefits, the individual circumstances of each Certificate will determine whether it is classified as a MEC. The rules are too complex to be summarized here, but generally depend on the amount of premium payments made during the first seven Certificate Years. Certain changes in a Certificate after it is issued could also cause it to be classified as a MEC. You should consult with a competent tax adviser to determine whether a Certificate transaction will cause the Certificate to be classified as a MEC.

    DISTRIBUTIONS OTHER THAN DEATH BENEFITS FROM MODIFIED ENDOWMENT
    CONTRACTS. Certificates classified as MECs are subject to the following tax rules:

        (1) All distributions other than death benefits from a modified endowment contract, including distributions upon surrender and withdrawals, will be treated first as distributions of gain taxable as ordinary income and as tax-free recovery of the Certificate Holder's investment in the Certificate only after all gain has been distributed.

        (2) Loans taken from or secured by a Certificate classified as a MEC are treated as distributions and taxed accordingly.

        (3) A 10 percent additional income tax is imposed on the amount subject to tax except where the distribution or loan is made when the Certificate Holder has attained age 59 1/2 or is disabled, or where the distribution is part of a series of substantially equal periodic payments for the life (or life expectancy) of the Certificate Holder or the joint lives (or joint life expectancies) of the Certificate Holder and the Certificate Holder's beneficiary or designated beneficiary.

        (4) If a Certificate becomes a MEC, distributions that occur during the Certificate Year will be taxed as distributions from a MEC. In addition, distributions from a Certificate within two years before it becomes a MEC will be taxed in this manner. This means that a distribution made from a Certificate that is not a MEC could later become taxable as a distribution from a MEC.

    DISTRIBUTIONS OTHER THAN DEATH BENEFITS FROM CERTIFICATES THAT ARE NOT MODIFIED ENDOWMENT CONTRACTS. Distributions other than death benefits from a Certificate that is not classified as a MEC, including surrenders and partial withdrawals, are generally treated first as a recovery of the Certificate Holder's investment in the Certificate, and only after the recovery of all investment in the Certificate, as taxable income. However, certain distributions which must be made in order to enable the Certificate to continue to qualify as a life insurance contract for Federal income tax purposes if

    Certificate benefits are reduced during the first 15 Certificate Years may be treated in whole or in part as ordinary income subject to tax.

    Loans from or secured by a Certificate that is not a MEC will generally not be treated as taxable distributions. However, the tax treatment of a loan taken out of a Certificate where there is no spread (difference between the interest rate charged to you and the interest rate credited to amounts securing the loan) or a minimal spread is unclear. You should consult your tax adviser about any such loan.

    Finally, neither distributions from, nor loans from or secured by, a Certificate that is not a MEC are subject to the 10-percent additional income tax.

    INVESTMENT IN THE CERTIFICATE. Your investment in the Certificate is generally your aggregate premiums. When a distribution is taken from the Certificate, your investment in the Certificate is reduced by the amount of the distribution that is tax-free.

    CERTIFICATE LOANS. In general, interest on a Certificate Loan will not be deductible. If a loan from a Certificate is outstanding when the Certificate is cancelled or lapses, then the amount of the outstanding indebtedness will be added to the amount treated as a distribution from the Certificate and will be taxed accordingly. Before taking out a Certificate Loan, you should consult your tax adviser as to the tax consequences.

    WITHHOLDING. To the extent that Certificate distributions are taxable, they are generally subject to withholding for the recipient's federal income tax liability. Recipients can generally elect, however, not to have tax withheld from distributions.

    MULTIPLE CERTIFICATES. All MECs that are issued by the Society to the same Certificate Holder during any calendar year are treated as one MEC for purposes of determining the amount includible in the Certificate Holder's income when a taxable distribution occurs.

    ACCELERATED DEATH BENEFITS. The Society believes that for federal income tax purposes, an accelerated death benefit payment received under an accelerated death benefit rider should be fully excludable from the gross income of the recipient, except in certain business contexts. However, you should consult a qualified tax adviser about the consequences of adding this rider to a Certificate or requesting an accelerated death benefit payment under this rider.

    CONTINUATION OF CERTIFICATE BEYOUND AGE 100. The tax consequences of continuing a Certificate beyond the Insured's Attained Age 100 are unclear. A tax adviser should be consulted on this issue.

    EXCHANGES. The Society believes that an exchange of a fixed-benefit certificate issued by the Society for a Certificate generally should be treated as a non-taxable exchange of life insurance certificates within the meaning of section 1035 of the Code. However, in certain circumstances, the exchanging owner may receive a cash distribution that might have to be recognized as income to the extent there was gain in the fixed-benefit certificate. Moreover, to the extent a fixed-benefit certificate with an outstanding loan is exchanged for an unencumbered Certificate, the exchanging owner could recognize income at the time of the exchange up to an amount of such loan (including any due and unpaid interest on such loan). An exchanging Certificate Holder should consult a tax adviser as to whether an exchange of a fixed-benefit certificate for the Certificate will have adverse tax consequences.

    OTHER CERTIFICATE HOLDER TAX MATTERS. Businesses can use the Certificate in various arrangements, including nonqualified deferred compensation or salary continuance plans, split dollar insurance plans, executive bonus plans, tax exempt and nonexempt welfare benefit plans, retiree medical benefit plans and others. The tax consequences of such plans may vary depending on the particular facts and circumstances. If you are purchasing the Certificate for any arrangement the value of which depends in part on its tax consequences, you should consult a qualified tax adviser. In recent years, moreover, Congress has adopted new rules relating to life insurance owned by businesses. Any business contemplating the purchase of a new Certificate or a change in an existing Certificate should consult a tax adviser.

    OTHER TAX CONSIDERATIONS. The transfer of the Certificate or designation of a Beneficiary may have federal, state and/or local transfer and inheritance tax consequences, including the imposition of gift, estate and generation-skipping transfer taxes. For example, the transfer of the Certificate to, or the designation as a Beneficiary of, or the payment of proceeds to a person who is assigned to a generation which is two or more generations below the generation assignment of the Certificate Holder may have generation-skipping transfer tax consequences under federal tax law. The individual situation of each Certificate Holder or Beneficiary will determine the extent, if any, to which federal, state and local transfer and inheritance taxes may be imposed and how ownership or receipt of Certificate proceeds will be treated for purposes of federal, state and local estate, inheritance, generation-skipping and other taxes.
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POSSIBLE TAX LAW CHANGES

    Although the likelihood of legislative changes is uncertain, there is always the possibility that the tax treatment of the Certificate could change by legislation or otherwise. Consult a tax adviser with respect to legislative developments and their effect on the Certificate.
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TAXATION OF THE SOCIETY

    At the present time, the Society makes no charge for any Federal, state or local taxes that may be attributable to the Variable Account or to the Certificates. The Society reserves the right to charge the Subaccounts of the Variable Account for any future taxes or economic burden the Society may incur.

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ADDITIONAL INFORMATION
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VOTING RIGHTS

    To the extent required by law, the Society will vote the Fund shares held in the Variable Account at regular and special shareholder meetings of the Funds in accordance with instructions received from persons having voting interests in the corresponding Subaccounts. If, however, the Investment Company Act of 1940 or any regulation thereunder should be amended or if the present interpretation thereof should change, and, as a result, we determine that we are permitted to vote the Fund shares in our own right, we may elect to do so.

    The number of votes you have the right to instruct are calculated separately for each Subaccount and are determined by dividing the Certificate's Accumulated Value in a Subaccount by the net asset value per share of the corresponding Investment Option in which the Subaccount invests. Fractional shares will be counted. The number of votes of the Investment Option which you have the right to instruct will be determined as of the date coincident with the date established by that Investment Option for determining shareholders eligible to vote at such meeting of the Fund. Voting instructions will be solicited by written communications prior to such meeting in accordance with procedures established by each Fund. Each person having a voting interest in a Subaccount will receive proxy materials, reports and other materials relating to the appropriate Investment Option.

    The Society will vote Fund shares attributable to Certificates as to which no timely instructions are received (as well as any Fund shares held in the Variable Account which are not attributable to Certificates) in proportion to the voting instructions which are received with respect to all Certificates participating in each Investment Option. Voting instructions to abstain on any item to be voted upon will be applied on a pro rata basis to reduce the votes eligible to be cast on a matter.

    Fund shares may also be held by separate accounts of other insurers. The Society expects that those shares will be voted in accordance with instructions of the owners of insurance policies and contracts issued by those other insurers. Voting instructions given by owners of other insurance policies will dilute the effect of voting instructions of Certificate Holders.
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POSTPONEMENT OF PAYMENTS

    The Society will usually mail the proceeds of complete surrenders, partial withdrawals and Certificate Loans within seven days after we receive your signed request at our Administrative Center. We will usually mail death proceeds within seven days after receipt of Due Proof of Death and maturity benefits within seven days of the Maturity Date. However, we may postpone payment of any amount upon complete surrender or partial withdrawal, payment of any Certificate Loan, and payment of death proceeds or benefits at maturity whenever:

        - the New York Stock Exchange is closed other than customary weekend and holiday closings, or trading on the New York Stock Exchange is restricted as determined by the Securities and Exchange Commission;

        - the Securities and Exchange Commission by order permits postponement for the protection of Certificate Holders; or

        - an emergency exists, as determined by the Securities and Exchange Commission, as a result of which disposal of the securities is not reasonably practicable or it is not reasonably practicable to determine the value of the net assets of the Variable Account.

    We also may postpone transfers under these circumstances.

    Payments under the Certificate which are derived from any amount paid to the Society by check or draft may be postponed until such time as the Society is satisfied that the check or draft has cleared the bank upon which it is drawn.

    If mandated under applicable law, the Society may be required to block a Certificate Holder's account and thereby refuse to pay any request for transfer, partial withdrawal, complete surrender, loan or death proceeds until instructions are received from the appropriate regulator. We may also be required to provide additional information about your account to government regulators.
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LEGAL PROCEEDINGS

    The Society, like other insurers, is involved in lawsuits. Currently, there are no class action lawsuits naming us as a defendant or involving the Variable Account. In some lawsuits involving other insurers, substantial damages have been sought and/or material settlement payments have been made. Although the outcome of any litigation cannot be predicted with certainty, we believe that at the present time, there are no pending or threatened lawsuits that are reasonably likely to have a material adverse impact on the Variable Account, the ability of MWA Financial Services, Inc. to perform its contract with the Variable Account or the ability of the Society to meet its obligations under the Certificates.

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FINANCIAL STATEMENTS
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    The Variable Account's statements of assets and liabilities as of December 31, 2002 and the related statements of operations and changes in net assets for the periods disclosed in the financial statements, as well as the related Report of Independent Auditors, are contained in the Statement of Additional Information.

    The audited statutory-basis statements of admitted assets, liabilities and surplus of the Society as of December 31, 2002 and 2001, and the related statutory-basis statements of operations, surplus and cash flow for each of the three years in the period ended December 31, 2002, as well as the related Report of Independent Auditors, are contained in the Statement of Additional Information.

    The Society's statutory-basis financial statements should be considered only as bearing on the Society's ability to meet its obligations under the Certificates. They should not be considered as bearing on the investment performance of the assets held in the Account.

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STATEMENT OF ADDITIONAL INFORMATION
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    The Statement of Additional Information (the "SAI") contains more detailed information about the Certificates than is contained in this Prospectus. The SAI is incorporated by reference into this Prospectus and is legally part of this Prospectus. The table of contents for the SAI appears on the last page of this Prospectus. For a free copy of the SAI, please call us toll-free at 1-877-249-3692, or write us at 5400 University Avenue, West Des Moines, Iowa 50266.

    You may also call us toll-free or write to us if you wish to receive a personalized illustration of your Certificate's death benefit, Accumulated Value and Surrender Value, to request additional information and to ask questions about your Certificate.

    The SAI has been filed with the SEC and is incorporated by reference into this Prospectus. The SEC maintains an Internet website (http://www.sec.gov) that contains the SAI and other information about us and the Certificate. Information about us and the Certificate (including the SAI) may also be reviewed and copied at the SEC's Public Reference Room in Washington, D.C., or may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the SEC, 450 Fifth Street, NW, Washington, D.C. 20549-0102. Additional information on the operation of the Public Reference Room may be obtained by calling the SEC at 202-942-8090.

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GLOSSARY
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ACCUMULATED VALUE: The sum of the values of the Certificate in each subaccount of the Variable Account and the value of the Certificate in the Declared Interest Option and any amounts transferred to the Declared Interest Option to secure any outstanding Certificate Debt.

ADMINISTRATIVE CENTER: The Society's administrative office located at 5400 University Avenue, West Des Moines, Iowa 50266.

ATTAINED AGE: The Insured's age on his or her last birthday on the Certificate Date plus the number of Certificate Years since the Certificate Date.

BENEFICIARY: The person or entity the Certificate Holder named in the application, or by later designation, to receive the death proceeds upon the Insured's death.

BUSINESS DAY: Each day that the New York Stock Exchange is open for trading, except: (1) any period when the Securities and Exchange Commission determines that an emergency exists which makes it impracticable for a Fund to dispose of its securities or to fairly determine the value of its net assets; or (2) such other periods as the Securities and Exchange Commission may permit for the protection of security holders of a Fund. Assets are valued at the close of each Business Day (3:00 p.m. central time).

CERTIFICATE: The flexible premium variable life insurance certificate we offer and describe in this Prospectus, which term includes the basic certificate, the certificate application, any supplemental applications, any endorsements or additional benefit riders or agreements, and the Articles of Incorporation and By-Laws of the Society which are in force on the issue date.

CERTIFICATE ANNIVERSARY: The same date in each Certificate Year as the Certificate Date.

CERTIFICATE DATE: The date set forth on the Certificate data page which we use to determine Certificate Years, Certificate Months and Certificate Anniversaries. The Certificate Date may, but will not always, coincide with the effective date of insurance coverage under the Certificate. (See "THE CERTIFICATE--Purchasing the Certificate.")

CERTIFICATE DEBT: The sum of all outstanding Certificate Loans and any due and unpaid loan interest.

CERTIFICATE HOLDER, YOU, YOUR: The person who controls the Certificate and who is entitled to exercise all rights and privileges provided in the Certificate. The Certificate Holder is named in the application.

CERTIFICATE LOAN: An amount the Certificate Holder borrows from the Society using the Certificate as the sole security.

CERTIFICATE MONTH: A one-month period beginning on a Monthly Deduction Day and ending on the day immediately preceding the next Monthly Deduction Day.

CERTIFICATE YEAR: A twelve-month period that starts on the Certificate Date or on a Certificate Anniversary.

DECLARED INTEREST OPTION: An allocation option under the Certificate funded by the Society's General Account. Certificate Holders may allocate Net Premiums and transfer Accumulated Value to the Declared Interest Option. The Society credits Accumulated Value in the Declared Interest Option with interest at an annual rate guaranteed to be at least 4%.

DUE PROOF OF DEATH: Proof of death that is satisfactory to the Society. Such proof may consist of the following:

    (a) A certified copy of the death certificate;

    (b) A certified copy of a court decree reciting a finding of death; or

    (c) Any other proof satisfactory to the Society.

FUND: An open-end, diversified management investment company or unit investment trust in which the Variable Account invests.

GENERAL ACCOUNT: The assets of the Society other than those allocated to the Variable Account or any other separate account.

GRACE PERIOD: The 61-day period (31-day period in certain states) beginning on the date we send notice to the Certificate Holder that Net Accumulated Value or Net Surrender Value is insufficient to cover the monthly deduction.

INSURED: The person upon whose life the Society issues a Certificate.

INVESTMENT OPTION: A Fund, or a separate investment portfolio of a Fund.

MATURITY DATE: The Insured's Attained Age 115 (Attained Age 95 in certain states). It is the date when the Certificate terminates and the Certificate's Accumulated Value less Certificate Debt becomes payable to the Certificate Holder or the Certificate Holder's estate.

MONTHLY DEDUCTION DAY: The same date in each month as the Certificate Date. The Society makes the monthly deduction on the Business Day coinciding with or immediately following the Monthly Deduction Day. (See "CHARGES AND DEDUCTIONS--Monthly Deduction.")

NET ACCUMULATED VALUE: The Accumulated Value of the Certificate reduced by any outstanding Certificate Debt and increased by any unearned loan interest.

NET ASSET VALUE: The total current value of each Subaccount's securities, cash, receivables and other assets less liabilities.

NET PREMIUM: The amount of premium remaining after we deduct the premium expense charge (see "CHARGES AND DEDUCTIONS--Premium Expense Charge").

NET SURRENDER VALUE: The Surrender Value minus any Certificate Debt plus any unearned loan interest.

PARTIAL WITHDRAWAL FEE: A fee we assess at the time of any partial withdrawal equal to the lesser of $25 or 2% of the Accumulated Value withdrawn.

THE SOCIETY, WE, US, OUR: Modern Woodmen of America, a fraternal benefit society.

SPECIFIED AMOUNT: The minimum death benefit payable under a Certificate so long as the Certificate remains in force. The Specified Amount as of the Certificate Date is set forth on the data page in each Certificate.

SUBACCOUNT: A subdivision of the Variable Account which invests exclusively in shares of a designated Investment Option of a Fund.

SURRENDER CHARGE: A charge we assess at the time of any surrender during the first fifteen Certificate Years and for fifteen years following an increase in Specified Amount.

SURRENDER VALUE: The Accumulated Value minus the Surrender Charge.

TARGET PREMIUM: A premium amount specified by the Society. We use this amount to calculate the premium expense charge. We also use Target Premium to calculate registered representatives' compensation.

UNIT VALUE: The value determined by dividing each Subaccount's Net Asset Value by the number of units outstanding at the time of calculation.

VALUATION PERIOD: The period between the close of business (3:00 p.m. central time) on a Business Day and the close of business on the next Business Day.

VARIABLE ACCOUNT: Modern Woodmen of America Variable Account, a separate investment account the Society established to receive and invest the Net Premiums paid under the Certificates.

WRITTEN NOTICE: A written request or notice signed by the Certificate Holders on a form satisfactory to the Society which the Society receives at its Administrative Center.

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STATEMENT OF ADDITIONAL INFORMATION
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TABLE OF CONTENTS

                                                                                PAGE
                                                                             ----------
GENERAL INFORMATION ABOUT THE SOCIETY......................................           1
      Modern Woodmen of America............................................           1
      State Regulation of the Society......................................           1
      Safekeeping of the Variable Account's Assets.........................           1
      Material Irreconcilable Conflicts....................................           1
ADDITIONAL CERTIFICATE PROVISIONS..........................................           2
      The Certificate......................................................           2
      Special Transfer Privilege...........................................           2
      Assignment...........................................................           2
      Changing the Beneficiary.............................................           2
      Incontestability.....................................................           2
      Misstatement of Age or Sex...........................................           3
      Suicide Exclusion....................................................           3
      Continuance of Insurance.............................................           3
      Annual Report........................................................           3
      Certificate Loans....................................................           3
      Voting Rights........................................................           4
      Dividends............................................................           4
      Ownership of Assets..................................................           4
      Written Notice.......................................................           4
      Settlement Options...................................................           4
      Employment-Related Benefit Plans.....................................           5
ADDITIONAL INSURANCE BENEFITS..............................................           6
FINANCIAL STATEMENTS.......................................................           6
THE DECLARED INTEREST OPTION...............................................           7
      General Description..................................................           7
      Declared Interest Option Accumulated Value...........................           7
CALCULATION OF VALUES......................................................           7
      Accumulated Value....................................................           7
      Unit Value...........................................................           8
PERFORMANCE DATA...........................................................           8
      Average Annual Total Return Calculations.............................           8
      Money Market Subaccount Yield and Effective Yield Calculations.......          13
DISTRIBUTION OF THE CERTIFICATES...........................................          14
EXPERTS....................................................................          15
OTHER INFORMATION..........................................................          15
DEATH BENEFIT OPTIONS......................................................  Appendix A
MAXIMUM SURRENDER CHARGES..................................................  Appendix B

                                    SAI-TOC

                                     PART B

                      STATEMENT OF ADDITIONAL INFORMATION

                      STATEMENT OF ADDITIONAL INFORMATION

                           MODERN WOODMEN OF AMERICA

       Home Office:          Variable Product Administrative Center:
      1701 1st Avenue                      PO Box 9284
Rock Island, Illinois 61201          Des Moines, Iowa 50306
                                         1-877-249-3692

                   MODERN WOODMEN OF AMERICA VARIABLE ACCOUNT

                           FLEXIBLE PREMIUM VARIABLE
                           LIFE INSURANCE CERTIFICATE

This Statement of Additional Information contains additional information to the Prospectus for the flexible premium variable life insurance certificate (the "Certificate") offered by Modern Woodmen of America (the "Society"). This Statement of Additional Information is not a Prospectus, and it should be read only in conjunction with the Prospectus for the Certificate. The Prospectus for the Certificate is dated the same date as this Statement of Additional Information. Unless otherwise indicated, all terms used in this Statement of Additional Information have the same meaning as when used in the Prospectus. You may obtain a copy of the Prospectus by writing us at our address or calling the toll-free number shown above.

                                  May 1, 2003

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STATEMENT OF ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

TABLE OF CONTENTS

                                                                                PAGE
                                                                             ----------
GENERAL INFORMATION ABOUT THE SOCIETY......................................           1
      Modern Woodmen of America............................................           1
      State Regulation of the Society......................................           1
      Safekeeping of the Variable Account's Assets.........................           1
      Material Irreconcilable Conflicts....................................           1
ADDITIONAL CERTIFICATE PROVISIONS..........................................           2
      The Certificate......................................................           2
      Special Transfer Privilege...........................................           2
      Assignment...........................................................           2
      Changing the Beneficiary.............................................           2
      Incontestability.....................................................           2
      Misstatement of Age or Sex...........................................           3
      Suicide Exclusion....................................................           3
      Continuance of Insurance.............................................           3
      Annual Report........................................................           3
      Certificate Loans....................................................           3
      Voting Rights........................................................           4
      Dividends............................................................           4
      Ownership of Assets..................................................           4
      Written Notice.......................................................           4
      Settlement Options...................................................           4
      Employment-Related Benefit Plans.....................................           5
ADDITIONAL INSURANCE BENEFITS..............................................           6
FINANCIAL STATEMENTS.......................................................           6
THE DECLARED INTEREST OPTION...............................................           7
      General Description..................................................           7
      Declared Interest Option Accumulated Value...........................           7
CALCULATION OF VALUES......................................................           7
      Accumulated Value....................................................           7
      Unit Value...........................................................           8
PERFORMANCE DATA...........................................................           8
      Average Annual Total Return Calculations.............................           8
      Money Market Subaccount Yield and Effective Yield Calculations.......          13
DISTRIBUTION OF THE CERTIFICATES...........................................          14
EXPERTS....................................................................          15
OTHER INFORMATION..........................................................          15
DEATH BENEFIT OPTIONS......................................................  Appendix A
MAXIMUM SURRENDER CHARGES..................................................  Appendix B

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GENERAL INFORMATION ABOUT THE SOCIETY
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MODERN WOODMEN OF AMERICA

    Modern Woodmen of America is a fraternal benefit society which was incorporated in the State of Illinois on May 5, 1884. Our principal offices are at 1701 1st Avenue, Rock Island, Illinois 61201. Our principal business is offering life insurance and annuity certificates. We are admitted to do business in 47 states and the District of Columbia--Alabama, Arizona, Arkansas, California, Colorado, Connecticut, Delaware, Florida, Georgia, Idaho, Illinois, Indiana, Iowa, Kansas, Kentucky, Louisiana, Maine, Maryland, Massachusetts, Michigan, Minnesota, Mississippi, Missouri, Montana, Nebraska, New Hampshire, New Jersey, New Mexico, New York, North Carolina, North Dakota, Ohio, Oklahoma, Oregon, Pennsylvania, Rhode Island, South Carolina, South Dakota, Tennessee, Texas, Utah, Vermont, Virginia, Washington, West Virginia, Wisconsin and Wyoming.

    It is the Society's objective and purpose to bring together persons of exemplary habits and good moral character into a fraternal benefit society and to provide social, intellectual, moral and physical improvement of its members; to promote fraternal relationships and foster acts of fraternity, charity and benevolence by and among its members; to provide opportunities for service to others and community; to encourage and strengthen the concept of the conventional and traditional family unit and to assist its members in living in harmony with their environment.
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STATE REGULATION OF THE SOCIETY

    The Society, which is organized as a fraternal benefit society under the laws of Illinois, is subject to regulation by the Illinois Insurance Department. An annual statement is filed with the Illinois Insurance Department on or before March lst of each year covering the operations and reporting on the financial condition of the Society as of December 31 of the preceding year. Periodically, the Illinois Insurance Department examines the liabilities and reserves of the Society and the Variable Account and certifies their adequacy, and a full examination of operations is conducted periodically by the National Association of Insurance Commissioners.

    In addition, the Society is subject to the insurance laws and regulations of other states within which it is licensed or may become licensed to operate. Generally, the insurance department of any other state applies the laws of the state of domicile in determining permissible investments.
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SAFEKEEPING OF THE VARIABLE ACCOUNT'S ASSETS

    The Society holds the assets of the Variable Account. The assets are kept physically segregated and held separate and apart from the General Account. We maintain records of all purchases and redemptions of shares by each Investment Option for each corresponding Subaccount. Additional protection for the assets of the Variable Account is afforded by a blanket fidelity bond issued by St. Paul Fire and Marine in the amount of $5,000,000 covering all the officers and employees of the Society.
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MATERIAL IRRECONCILABLE CONFLICTS

    The Funds currently sell shares: (1) to the Variable Account as well as to separate accounts of insurance companies that may or may not be affiliated with the Society or each other; and (2) to separate accounts to serve as the underlying investment for both variable life insurance policies and variable annuity contracts. We currently do not foresee any disadvantage to Certificate Holders arising from the sale of shares to support variable life insurance policies and variable annuity contracts, or from shares being sold to separate accounts of insurance companies that may or may not be affiliated with the Society. However, we will monitor events in order to identify any material irreconcilable conflicts that might possibly arise. In that event, we would determine what action, if any, should be taken in response to those events or conflicts. In addition, if we believe that a Fund's response to any of those events or conflicts insufficiently protects Certificate Holders, we will take appropriate action on our own, including withdrawing the Variable Account's investment in that Fund. (See the Fund prospectuses for more detail.)

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ADDITIONAL CERTIFICATE PROVISIONS
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THE CERTIFICATE

    We issue the Certificate in consideration of the statements in the application and the payment of the initial premium. The Certificate, the application, and any supplemental applications and any endorsements or additional benefit riders or agreements, and the Articles of Incorporation and By-Laws of the Society which are in force on the issue date make up the entire contract. In the absence of fraud, we will treat the statements made in an application or supplemental application as representations and not as warranties. We will not use any statement to void the Certificate or in defense of a claim unless the statement is contained in the application or any supplemental application.
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SPECIAL TRANSFER PRIVILEGE

    You may, at any time prior to the Maturity Date while the Certificate is in force, operate the Certificate as a flexible premium adjustable life insurance certificate by requesting that we transfer all of the Accumulated Value in the Variable Account to the Declared Interest Option. You may exercise this special transfer privilege once each Certificate Year. Once you exercise the special transfer privilege, we automatically will credit all future premium payments to the Declared Interest Option until you request a change in allocation to convert the Certificate back to a flexible premium variable life insurance certificate. The Society will not impose any charge for transfers resulting from the exercise of the special transfer privilege.
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ASSIGNMENT

    The Certificate Holder may assign the Certificate as collateral security. The Society assumes no responsibility for the validity or effect of any collateral assignment of the Certificate. No assignment will bind us unless and until we receive notice of the assignment in writing at our Administrative Center. The assignment is subject to any payment or action we may have taken before we received notice of the assignment at our Administrative Center. Assigning the Certificate may have federal income tax consequences.
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CHANGING THE BENEFICIARY

    During the Insured's lifetime, the Beneficiary may be changed. To make a change, you must send a written request to us at our Administrative Center. The request for the change must be in a form satisfactory to the Society and we must actually receive and record the request. The change will take effect as of the date you sign the request and will be subject to any payment made before we recorded the change. We may require return of the Certificate for endorsement.
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INCONTESTABILITY

    The Certificate is incontestable, except for fraudulent statements made in the application or supplemental applications, after it has been in force during the lifetime of the Insured for two years from the Certificate Date or date of reinstatement. Any increase in Specified Amount will be incontestable only after it has been in force during the lifetime of the Insured for two years from the effective date of the increase. Depending upon individual state replacement requirements, if we replace your Certificate with another life insurance certificate issued by us or one of our affiliates, we will credit the amount of time you held your Certificate when calculating incontestability provisions under the new certificate.
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MISSTATEMENT OF AGE OR SEX

    If the Insured's age or sex was misstated in the application, we will adjust each benefit and any amount to be paid under the Certificate to reflect the correct age and sex.
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SUICIDE EXCLUSION

    If the Certificate is in force and the Insured commits suicide, while sane or insane, within two years from the issue date (unless otherwise required), we will limit life insurance proceeds payable under the Certificate to all premiums paid, reduced by any outstanding Certificate Debt and any partial withdrawals, and increased by any unearned loan interest. If the Certificate is in force and the Insured commits suicide, while sane or insane, within two years from the effective date of any increase in Specified Amount or reinstatement, we will not pay any increase in the death benefit resulting from the requested increase in Specified Amount or reinstatement. Instead, we will refund to the Certificate Holder an amount equal to the total cost of insurance for the increase. Depending upon individual state replacement requirements, if we replace your Certificate with another life insurance certificate issued by us or one of our affiliates, we will credit the amount of time you held your Certificate when calculating benefits under the suicide provisions of the new certificate.
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CONTINUANCE OF INSURANCE

    The insurance under a Certificate will continue until the earlier of:

        -  the end of the Grace Period;

        - the date the Certificate Holder surrenders the Certificate for its entire Net Surrender Value;

        -  the death of the Insured; or

        -  the Maturity Date.

    Any rider to a Certificate will terminate on the date specified in the rider.
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ANNUAL REPORT

    At least once each year, we will send an annual report to each Certificate Holder. The report will show

        -   the current death benefit,

        - the Accumulated Value in each Subaccount and in the Declared Interest Option,

        -   outstanding Certificate Debt, and

        - premiums paid, partial withdrawals made and charges assessed since the last report.

    The report will also include any other information required by state law or regulation. Further, the Society will send the Certificate Holder the reports required by the Investment Company Act of 1940.
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CERTIFICATE LOANS

    Interest is payable in advance at the time you make any Certificate Loan (for the remainder of the Certificate Year) and on each Certificate Anniversary thereafter (for the entire Certificate Year) so long as there is Certificate Debt outstanding. We will subtract interest payable at the time you make a Certificate Loan from the loan proceeds. Thereafter, we will add interest not paid when due to the existing Certificate Debt and it will bear interest at the same rate charged for Certificate Loans. We will segregate the amount equal to unpaid interest within the Declared Interest Option in the same manner that amounts for Certificate Loans are segregated within the Declared Interest Option. (See "CERTIFICATE BENEFITS--Loan Benefits--ALLOCATION OF CERTIFICATE LOAN" in the Prospectus.)

    Because we charge interest in advance, we will add any interest that has not been earned by us to the death benefit payable at the Insured's death and to the Accumulated Value upon complete surrender, and we will credit it to the Accumulated Value in the Declared Interest Option upon repayment of Certificate Debt.
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VOTING RIGHTS

    The Society may, when required by state insurance regulatory authorities, disregard voting instructions if the instructions require that the shares be voted so as to cause a change in the sub-classification or investment objective of an Investment Option or to approve or disapprove an investment advisory contract for an Investment Option. In addition, the Society itself may disregard voting instructions in favor of changes initiated by a Certificate Holder in the investment policy or the investment adviser of an Investment Option if the Society reasonably disapproves of such changes. A change would be disapproved only if the proposed change is contrary to state law or prohibited by state regulatory authorities, or the Society determined that the change would have an adverse effect on the General Account in that the proposed investment policy for an Investment Option may result in overly speculative or unsound investments. In the event the Society does disregard voting instructions, a summary of that action and the reasons for such action will be included in the next annual report to Certificate Holders.
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DIVIDENDS

    This Certificate is considered a participating certificate. It will share in the divisible surplus of the Society as determined annually by the Board of Directors. Any share of such surplus apportioned to this Certificate will be payable as a dividend. Unless otherwise requested, dividends will be paid in cash. We do not expect that any dividends will be declared on this Certificate.
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OWNERSHIP OF ASSETS

    The Society shall have the exclusive and absolute ownership and control over assets, including the assets of the Variable Account.
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WRITTEN NOTICE

    You should send any Written Notice to the Society at our Administrative Center. The notice should include the Certificate number and the Insured's full name. Any notice we send to a Certificate Holder will be sent to the address shown in the application unless you filed an appropriate address change form with the Society.
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SETTLEMENT OPTIONS

    We may pay death proceeds and Accumulated Value due at maturity, or upon surrender or partial withdrawal of a Certificate, in whole or in part under a settlement option as described below. We also may make payments under any new settlement option available at the time proceeds become payable. In addition, we may pay proceeds in any other manner acceptable to us.

    You may designate an option in your application or notify us in writing at our Administrative Center. During the life of the Insured, you may select a settlement option; in addition, during that time, you may change a previously selected option by sending Written Notice to us requesting the cancellation of the prior option and the designation of a new option. If you have not chosen an option prior to the Insured's death, the Beneficiary may choose an option. The Beneficiary may change a settlement option by sending a written request to us, provided that a prior option chosen by you is not in effect.

    If you have not elected a payment option, we will pay the proceeds of the Certificate in one sum. We will also pay the proceeds in one sum if,

        (1)  the proceeds are less than $5,000;

        (2)  periodic payments would be less than $50; or

        (3) the payee is an assignee, estate, trustee, partnership, corporation or association.

    Amounts paid under a settlement option are paid pursuant to a supplemental contract and will not vary. Proceeds applied under a settlement option earn interest at a rate guaranteed to be no less than 3% compounded yearly. The Society may be crediting higher interest rates on the effective date of the supplemental contract, but is not obligated to declare that such additional interest be applied to such funds.

    If a payee dies, any remaining payments will be paid to a secondary payee. At the death of the last payee, the commuted value of any remaining payments will be paid to the last payee's estate. A payee may not withdraw funds under a settlement option unless the Society has agreed to such withdrawal in the supplemental contract. We reserve the right to defer a withdrawal for up to six months and to refuse to allow partial withdrawals of less than $200.

    Payments under Option 1 will begin at the end of the first interest period after the date proceeds are otherwise payable. Payments under Options 2, 3, 4 or 5 will begin the first of the month following settlement.

    OPTION 1--DEPOSIT AT INTEREST. Periodic payments of interest earned from the proceeds will be paid. Payments can be annual, semi-annual, quarterly or monthly, as selected by the payee, and will begin at the end of the first period chosen. Proceeds left under this plan will earn interest at a rate determined by the Society, in no event less than 3% compounded yearly. The payee may withdraw all or part of the proceeds at any time.

    OPTION 2--INCOME FOR A FIXED PERIOD. Equal monthly payments will be made for a fixed period not longer than 30 years. Guaranteed amounts payable under the plan will earn interest at a rate determined by the Society, in no event less than 3% compounded yearly.

    OPTION 3--LIFE INCOME WITH GUARANTEED PERIOD. Monthly payments will be made for a guaranteed minimum period elected. If the payee lives longer than the minimum period, payments will continue for his or her life. The minimum period can be 10 or 20 years or the period required for the total payments to equal the proceeds applied. Guaranteed amounts payable under this plan will earn interest at a rate determined by the Society, in no event less than 3% compounded yearly.

    OPTION 4--INCOME FOR A FIXED AMOUNT. Equal periodic payments of a definite amount will be paid. Payments can be annual, semi-annual, quarterly or monthly. The amount paid each year must total no less than 5% of the original proceeds placed with the Society. Payments will continue until the proceeds, including interest at the guaranteed rate of 3% per year, are exhausted.

    OPTION 5--JOINT AND SURVIVOR INCOME. Equal monthly payments will be made for as long as the two payees live. The guaranteed amount payable under this plan will earn interest at a minimum rate of 3% compounded yearly. When one payee dies, payments of two-thirds of the original monthly payment will be made to the surviving payee. Payments will stop when the surviving payee dies.

    ALTERNATE SETTLEMENT OPTIONS. The Society may make available alternative settlement options.
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EMPLOYMENT-RELATED BENEFIT PLANS

    The Supreme Court held in Arizona Governing Committee v. Norris that optional annuity benefits provided under an employer's deferred compensation plan could not, under Title VII of the Civil Rights Act of 1964, vary between men and women on the basis of sex. In addition, legislative, regulatory or decisional authority of some states may prohibit use of sex-distinct mortality tables under certain circumstances. The Certificate described in the Prospectus and this Statement of Additional Information contains guaranteed cost of insurance rates and guaranteed purchase rates for certain payment options that distinguish between men and women as well as those based on unisex mortality tables. Employers and employee organizations should consider, in consultation with legal counsel, the impact of Norris, and Title VII generally, on any employment-related insurance or benefit program for which a Certificate may be purchased.

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ADDITIONAL INSURANCE BENEFITS
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    Subject to certain requirements, you may add one or more of the following additional insurance benefits to your Certificate by rider:

        - Cost of Living Increase. This rider automatically increases the Specified Amount under the Certificate on every third Certificate Anniversary without requiring evidence of insurability. There is a monthly deduction for the cost of this rider.

        - Waiver of Charges. This rider provides that, in the event of the Insured's total disability (as defined in the rider) before the Certificate Anniversary on which the Insured is age 65 and continuing for at least 90 days, the Society will waive the monthly deduction until the end of the disability or age 65, whichever comes first. There is a monthly deduction for the cost of this rider.

        - Death Benefit Guarantee. This rider guarantees that the Certificate will not enter the Grace Period should the Net Accumulated Value, or Net Surrender Value, as applicable, be insufficient to cover the monthly deduction on the Monthly Deduction Day if you maintain a certain minimum premium level. (In certain states, this rider is known as the Death Benefit Protection Rider.) There is no charge for this rider.

        - Guaranteed Insurability Option. This rider allows the coverage on the Insured under the Certificate to be increased up to seven times without new evidence of insurability. There is a monthly deduction for the cost of this rider.

        - Accelerated Benefits. This rider provides for the payment of all or a portion of the accelerated death benefit in the event that the Insured becomes terminally ill. There is no charge for this rider. You should consult a qualified tax adviser about the consequences of requesting an accelerated death benefit payment.

    We will deduct the cost of any additional insurance benefits as part of the monthly deduction. (See "CHARGES AND DEDUCTIONS--Monthly Deduction" in the Prospectus.) You may obtain detailed information concerning available riders, and their suitability for inclusion in your Certificate, from the registered representative selling the Certificate.

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FINANCIAL STATEMENTS
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    This Statement of Additional Information contains the audited statement of assets and liabilities, the audited statement of operations, and the audited statement of cash flows of the Variable Account as of December 31, 2002. Ernst & Young LLP, independent auditors, 801 Grand Avenue, Suite 3400, Des Moines, Iowa 50309, serves as independent auditors for the Variable Account.

    The consolidated financial statements of the Society at December 31, 2002 and 2001 and the related statements of operations, shareholder's equity, comprehensive income and cash flows for each of the three years in the period ended December 31, 2002, appearing herein, have been audited by Ernst and Young LLP, independent auditors.

    The Society's statutory-basis financial statements included in this Statement of Additional Information should be considered only as bearing on the Society's ability to meet its obligations under the Certificates. They should not be considered as bearing on the investment performance of the assets held in the Variable Account.

    [Updated financial statements to be filed by amendment.]

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THE DECLARED INTEREST OPTION
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GENERAL DESCRIPTION

    Our General Account supports the Declared Interest Option. The General Account consists of all assets we own other than those in the Variable Account and other separate accounts. Subject to applicable law, we have sole discretion over the investment of the General Account's assets.

    You may elect to allocate Net Premiums to the Declared Interest Option, the Variable Account, or both. You may also transfer Accumulated Value from the Subaccounts to the Declared Interest Option, or from the Declared Interest Option to the Subaccounts. Allocating or transferring funds to the Declared Interest Option does not entitle you to share in the investment experience of the General Account. Instead, we guarantee that Accumulated Value in the Declared Interest Option will accrue interest at an effective annual rate of at least 4%, independent of the actual investment performance of the General Account.
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DECLARED INTEREST OPTION ACCUMULATED VALUE

    Net Premiums allocated to the Declared Interest Option are credited to the Certificate. The Society bears the full investment risk for these amounts. We guarantee that interest credited to each Certificate Holder's Accumulated Value in the Declared Interest Option will not be less than an effective annual rate of 4%. The Society may, in its sole discretion, credit a higher rate of interest, although it is not obligated to credit interest in excess of 4% per year, and might not do so. Any interest credited on the Certificate's Accumulated Value in the Declared Interest Option in excess of the guaranteed rate of 4% per year will be determined in the sole discretion of the Society and may be changed at any time by the Society, in its sole discretion. The Certificate Holder assumes the risk that the interest credited may not exceed the guaranteed minimum rate of 4% per year. The interest credited to the Certificate's Accumulated Value in the Declared Interest Option that equals Certificate Debt may be greater than 4%, but will in no event be greater than the current effective loan interest rate minus no more than 3%. For Certificates that have been in force ten years, we may allow a loan spread of 0% on the gain. The Accumulated Value in the Declared Interest Option will be calculated no less frequently than each Monthly Deduction Day.

    The Society guarantees that, at any time prior to the Maturity Date, the Accumulated Value in the Declared Interest Option will not be less than the amount of the Net Premiums allocated or Accumulated Value transferred to the Declared Interest Option, plus interest at the rate of 4% per year, plus any excess interest which we credit, less the sum of all Certificate charges allocable to the Declared Interest Option and any amounts deducted from the Declared Interest Option in connection with partial withdrawals or transfers to the Variable Account.

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CALCULATION OF VALUES
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ACCUMULATED VALUE

    The Accumulated Value of the Certificate is equal to the sum of the Accumulated Values in each Subaccount, plus the Accumulated Value in the Declared Interest Option, including amounts transferred to the Declared Interest Option to secure outstanding Certificate Debt. We determine Accumulated Value on each Business Day, and there is no guaranteed minimum Accumulated Value.

        -   Accumulated Value will reflect a number of factors, including

             -   premiums paid,

             -   partial withdrawals,

             -   Certificate Loans,

             -   charges assessed in connection with the Certificate,

             - interest earned on the Accumulated Value in the Declared Interest Option, and

             - investment performance of the Subaccounts to which the Accumulated Value is allocated.

    As of the Certificate Date, the Accumulated Value equals the initial Net Premium less the monthly deduction made on the Certificate Date.
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UNIT VALUE

    For each Subaccount, we initially set the Unit Value at $10 when the Subaccount first purchased shares of the designated Investment Option. We calculate the Unit Value for each subsequent valuation period by dividing
    (a) by (b) where:

    (a) is (1) the Net Asset Value of the Subaccount at the end of the preceding Valuation Period, PLUS

         (2) the investment income and capital gains, realized or unrealized, credited to the net assets of that Subaccount during the Valuation Period for which the Unit Value is being determined, MINUS

         (3) the capital losses, realized or unrealized, charged against those assets during the Valuation Period, MINUS

         (4) any amount charged against the Subaccount for taxes, or any amount we set aside during the Valuation Period as a provision for taxes attributable to the operation or maintenance of that Subaccount, MINUS

         (5) a charge no greater than 0.0028618% of the average daily net assets of the Subaccount for each day in the Valuation Period. This corresponds to a maximum effective annual rate of 1.05% of the average daily net assets of the Subaccount for mortality and expense risks incurred in connection with the Certificates.

    (b) is the number of units outstanding at the end of the preceding Valuation Period.

    The Unit Value for a Valuation Period applies for each day in the period. We value the assets in the Variable Account at their fair market value in accordance with accepted accounting practices and applicable laws and regulations. We will not value the assets in the Variable Account on the days on which the New York Stock Exchange is closed for trading.

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PERFORMANCE DATA
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    The Society may disclose yields, total returns and other performance data for a Subaccount. Such performance data will be computed, or accompanied by performance data computed, in accordance with the standards defined by the SEC.
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AVERAGE ANNUAL TOTAL RETURN CALCULATIONS

    SUBACCOUNT PERFORMANCE. Each Subaccount may advertise its average annual total return. We calculate each Subaccount's average annual total return quotation under the following method:

        - A hypothetical $10,000 investment in each Subaccount on the first day of the period at the maximum offering price ("initial investment") is assumed.

        - We calculate the ending value ("ending value") of that investment at the end of 1-, 5- and 10-year periods. If average annual total return for a Subaccount is not available for a stated period, we may show average annual total return since Subaccount inception. The ending value reflects the effect of the mortality and expense risk charge and all other Investment Option operating expenses. We do not reflect any cost of insurance charges, premium taxes, surrender charges or any other insurance-related charges in the calculation. If those charges had been included, the average annual total returns shown would have been lower.

        -   The ending value is divided by the initial investment.

        - This quotient is taken to the Nth root (N representing the number of years in the period), 1 is subtracted from the result and the result is expressed as a percentage to the nearest one-hundredth of one percent.

    Average annual total return quotations for the Subaccounts for the period ended December 31, 2002 are shown in the table below.

                    AVERAGE ANNUAL TOTAL RETURN FOR SUBACCOUNTS
                            (THROUGH DECEMBER 31, 2002)

                                                                                     SINCE       SUBACCOUNT
                                                1            5           10        SUBACCOUNT    INCEPTION
SUBACCOUNT                                    YEAR         YEARS        YEARS      INCEPTION        DATE
American Century
  VP Ultra Fund                                                                                    10/01/01
  VP Vista Fund                                                                                    10/01/01
Dreyfus
  VIF Appreciation Portfolio--Initial
      Share Class                                                                                  10/01/01
  VIF Disciplined Stock
    Portfolio--Initial
      Share Class                                                                                  10/01/01
  VIF Growth and Income Portfolio--
      Initial Share Class                                                                          10/01/01
  VIF International Equity Portfolio--
      Initial Share Class                                                                          10/01/01
  VIF Developing Leaders
    Portfolio--Initial
      Share Class                                                                                  10/01/01
  Dreyfus Socially Responsible Growth
      Fund, Inc.--Service Share Class(1)                                                           10/01/01
EquiTrust Variable Insurance
Series Fund
  Blue Chip Portfolio                                                                              10/15/90
  High Grade Bond Portfolio                                                                        10/15/87
  Managed Portfolio                                                                                10/15/87
  Money Market Portfolio                                                                           02/15/90
  Strategic Yield Portfolio                                                                        10/15/87
  Value Growth Portfolio                                                                           10/15/87
Fidelity Variable Insurance Products
Funds
  VIP Contrafund Portfolio                                                                         05/01/99
  VIP Growth Portfolio                                                                             05/01/99
  VIP Growth & Income Portfolio                                                                    05/01/99
  VIP High Income Portfolio(2)                                                                     10/01/01
  VIP Index 500 Portfolio                                                                          05/01/99
  VIP Mid Cap Portfolio(3)                                                                         10/01/01
  VIP Overseas Portfolio                                                                           05/01/99
J.P. Morgan Series Trust II
  JPMorgan Mid-Cap Value Portfolio                                                                 10/01/01
  JPMorgan Small Company Portfolio                                                                 10/01/01

                                                                                     SINCE       SUBACCOUNT
                                                1            5           10        SUBACCOUNT    INCEPTION
SUBACCOUNT                                    YEAR         YEARS        YEARS      INCEPTION        DATE
Summit Pinnacle Series
  NASDAQ-100 Index Portfolio                                                                       10/01/01
  Russell 2000 Small Cap Index Portfolio                                                           10/01/01
  S&P MidCap 400 Index Portfolio                                                                   10/01/01
T. Rowe Price Equity Series, Inc.
  Equity Income Portfolio                                                                          10/01/01
  Mid-Cap Growth Portfolio                                                                         05/01/99
  New America Growth Portfolio                                                                     05/01/99
  Personal Strategy Balanced Portfolio                                                             05/01/99
T. Rowe Price International
Series, Inc.
  International Stock Portfolio                                                                    05/01/99

(1) Because Service shares were not offered until December 31, 2000, the Subaccount returns shown reflect the Fund's Initial Share Class through December 31, 2000 and the Service Class shares thereafter, adjusted for the mortality and expense risk charge. Had Service Class shares been available for the entire time period, the returns shown would have been lower.

(2) Because Service Class 2 shares were not offered until January 12, 2000, the Subaccount returns shown reflect the Portfolio's Service Class of shares (which include a different 12b-1 fee) for the period November 3, 1997 to January 12, 2000 and the Portfolio's Initial Class of share (which do not include the effects of a 12b-1 fee) for periods prior to November 3, 1997, adjusted for the mortality and expense risk charge. Had Service Class 2 shares been available for the entire time period, the returns shown would have been lower.

(3) Because Service Class 2 shares were not offered until January 12, 2000, the Subaccount returns shown reflect the Portfolio's Service Class of shares (which include a different 12b-1 fee) for the period December 29, 1998 to January 12, 2000, adjusted for the mortality and expense risk charge. Had Service Class 2 shares been available for the entire time period, the returns shown would have been lower.

[Updated figures to be filed by amendment]

   INVESTMENT OPTION PERFORMANCE. Each Subaccount may advertise the performance of the corresponding Investment Option in which it invests, based on the calculations described above, where all or a portion of the actual historical performance of the corresponding Investment Option in which the Subaccount invests may pre-date the effective date of the Subaccount being offered in the Certificate.

   The table below provides the adjusted historical performance of the corresponding Investment Option in which each of these Subaccounts invest. This information reflects each Investment Option's operating expenses and the effect of the mortality and expense risk charge under the Certificate. It does not reflect any insurance-related product charges and deductions of the Variable Account other than the mortality and expense risk charge. If all fees and charges had been deducted, the performance figures would have been significantly lower.

           ADJUSTED AVERAGE ANNUAL TOTAL RETURNS FOR INVESTMENT OPTIONS
                            (THROUGH DECEMBER 31, 2002)

                                                                                     SINCE       INVESTMENT
                                                                                   INVESTMENT      OPTION
                                                1            5           10          OPTION      INCEPTION
INVESTMENT OPTION                             YEAR         YEARS        YEARS      INCEPTION        DATE
American Century
  VP Ultra Fund                                                                                    05/01/01
  VP Vista Fund                                                                                    05/01/01
Dreyfus
  VIF Appreciation Portfolio--Initial
      Share Class                                                                                  04/05/93
  VIF Disciplined Stock
    Portfolio--Initial
      Share Class                                                                                  04/30/96
  VIF Growth and Income Portfolio--
      Initial Share Class                                                                          05/02/94
  VIF International Equity Portfolio--
      Initial Share Class                                                                          05/02/94
  VIF Developing Leaders
    Portfolio--Initial
      Share Class                                                                                  08/31/90
  Dreyfus Socially Responsible Growth
      Fund, Inc.--Service Share Class(1)                                                           10/07/93
EquiTrust Variable Insurance
Series Fund
  Blue Chip Portfolio                                                                              10/15/90
  High Grade Bond Portfolio                                                                        10/17/87
  Managed Portfolio                                                                                10/17/87
  Money Market Portfolio                                                                           02/20/90
  Strategic Yield Portfolio                                                                        10/17/87
  Value Growth Portfolio                                                                           10/17/87
Fidelity Variable Insurance Products
Funds
  VIP Contrafund Portfolio                                                                         01/03/95
  VIP Growth Portfolio                                                                             10/09/86
  VIP Growth & Income Portfolio                                                                    12/31/96
  VIP High Income Portfolio(2)                                                                     09/19/85
  VIP Index 500 Portfolio                                                                          08/27/92
  VIP Mid Cap Portfolio(3)                                                                         12/29/98
  VIP Overseas Portfolio                                                                           01/28/87

                                                                                     SINCE       INVESTMENT
                                                                                   INVESTMENT      OPTION
                                                1            5           10          OPTION      INCEPTION
INVESTMENT OPTION                             YEAR         YEARS        YEARS      INCEPTION        DATE
J.P. Morgan Series Trust II
  JPMorgan Mid-Cap Value Portfolio                                                                 09/28/01
  JPMorgan Small Company Portfolio                                                                 01/03/95
Summit Pinnacle Series
  NASDAQ-100 Index Portfolio                                                                       04/27/00
  Russell 2000 Small Cap Index Portfolio                                                           04/27/00
  S&P MidCap 400 Index Portfolio                                                                   05/03/99
T. Rowe Price Equity Series, Inc.
  Equity Income Portfolio                                                                          03/31/94
  Mid-Cap Growth Portfolio                                                                         12/31/96
  New America Growth Portfolio                                                                     03/31/94
  Personal Strategy Balanced Portfolio                                                             12/30/94
T. Rowe Price International
Series, Inc.
  International Stock Portfolio                                                                    03/31/94

(1) Because Service shares were not offered until December 31, 2000, the Investment Option returns shown reflect the Fund's initial Share Class through December 31, 2000 and the Service Class shares thereafter, adjusted for the mortality and expense risk charge. Had Service Class shares been available for the entire time period, the returns shown would have been lower.

(2) Because Service Class 2 shares were not offered until January 12, 2000, the Investment Option returns shown reflect the Portfolio's Service Class of shares (which include a different 12b-1 fee) for the period November 3, 1997 to January 12, 2000 and the Portfolio's Initial Class of shares (which do not include the effects of a 12b-1 fee) for periods prior to November 3, 1997, adjusted for the mortality and expense risk charge. Had Service Class 2 shares been available for the entire time period, the returns shown would have been lower.

(3) Because Service Class 2 shares were not offered until January 12, 2000, the Investment Option returns shown reflect the Portfolio's Service Class of shares (which include a different 12b-1 fee) for the period December 29, 1998 to January 12, 2000, adjusted for the mortality and expense risk charge. Had Service Class 2 shares been available for the entire time period, the returns shown would have been lower.

[Updated figures to be filed by amendment.]
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MONEY MARKET SUBACCOUNT YIELD AND EFFECTIVE YIELD CALCULATIONS

    We may advertise the current annualized yield of the Money Market Subaccount for a specific seven-day period. The Money Market Subaccount's yield is calculated as follows:

        - We determine the net change in the value of the Investment Option for the seven-day period.

        - The net change is divided by the unit value at the beginning of the period to obtain the base period return.

        - We multiply the base period return by the fraction 365/7 to obtain the current yield figure.

        - The current yield figure is carried to the nearest one-hundredth of one percent.

    We do not include realized capital gains and losses or unrealized appreciation and depreciation of the Subaccount's Investment Option in the calculation. The Money Market Subaccount's historical yield for the
    seven-day period ended December 31, 2002 was     %.

    We determine the Money Market Subaccount's effective yield by taking the base period return (computed as described above) and calculating the effect of assumed compounding. The formula for the effective yield is: (base period return +1) (TO THE POWER OF 365/7)- 1. The Money Market Subaccount's historical effective yield for the seven-day
    period ended December 31, 2002 was     %. Yield and effective yield do not
    reflect the deduction of any product-related charges that we may impose when you redeem your Accumulated Value.

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DISTRIBUTION OF THE CERTIFICATES
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    MWA Financial Services, Inc. ("MWAFS") is responsible for distributing the Certificates pursuant to a distribution agreement with us. MWAFS serves as principal underwriter for the Certificates. MWAFS, an Illinois corporation organized in 2001 and a wholly-owned subsidiary of the Society, is located at 1701 1st Avenue, Rock Island, Illinois 61201. MWAFS is registered as a broker-dealer with the Securities and Exchange Commission under the Securities Exchange Act of 1934 (the "1934 Act"), as well as with the securities commissions in the states in which it operates, and is a member of the National Association of Securities Dealers, Inc.

    We offer the Certificates to the public on a continuous basis. We anticipate continuing to offer the Certificates, but reserve the right to discontinue the offering. We intend to recoup commissions and other sales expenses through fees and charges imposed under the Certificate. Commissions paid on the Certificate, including other incentives or payments, are not charged directly to the Certificate Holders or the Variable Account.

    MWAFS may sell the Certificates through its registered representatives, who must be licensed as insurance agents and appointed by the Society.

    MWAFS received sales compensation with respect to the Certificates in the following amounts during the period indicated:

                                                AGGREGATE AMOUNT OF
                                                COMMISSION RETAINED
                        AGGREGATE AMOUNT OF           BY MWAFS
                        COMMISSION PAID TO     AFTER PAYMENTS TO ITS
           FISCAL YEAR        MWAFS*         REGISTERED REPRESENTATIVES
              2002           $   7,356                $     118

    * Includes sales compensation paid to registered representatives of MWAFS.

    MWAFS passes through commissions it receives and does not retain any override as distributor for the Certificates. However, under the distribution agreement with MWAFS, we pay the following sales expenses: supervisor and registered representative compensation; registered representative training allowances; deferred compensation and insurance benefits of registered representatives; advertising expenses; and all other expenses of distributing the Certificates.

    Because registered representatives of MWAFS are also insurance agents of the Society, they are eligible for various cash benefits, such as bonuses, insurance benefits and financing arrangements and non-cash compensation programs that the Society offers. These programs include conferences, seminars, meals, sporting events, theater performances, payment for travel, lodging and entertainment, prizes and awards, subject to applicable regulatory requirements. Sales of the Certificates may help registered representatives qualify for such benefits. Registered representatives may receive other payments from the Society for services that do not directly involve the sale of the Certificates, including payments made for the recruitment and training of personnel, production of promotional literature and similar services. In addition, MWAFS registered representatives who meet certain Society productivity, persistency and length of service standards may be eligible for additional compensation.

    The following Investment Options have adopted Distribution Plans in connection with their 12b-1 shares and pay MWAFS for its costs in distributing those shares: Dreyfus Socially Responsible Growth Fund; and Fidelity Variable Insurance Products Fund, VIP High Income Portfolio and VIP Mid Cap Portfolio. Each Distribution Plan has been adopted pursuant to
    Rule 12b-1 under the

    Investment Company Act of 1940, which allows funds to pay fees to those who sell and distribute fund shares out of fund assets. The 12b-1 fees are in consideration of distribution services and expenses incurred in the performance of MWAFS' obligations under an agreement with these Investment Options. Under each Distribution Plan, 0.25% is paid to MWAFS for its distribution-related services and expenses under the agreement. Each Investment Option's investment adviser may, from time to time use its management fee revenue, as well as its past profits or its other resources as may be permitted by regulatory rules, to make payments for distribution services to MWAFS.

    Sales charges deducted from premium payments, as well as proceeds from the Surrender Charge on the Certificates are retained by us and used to defray the expenses we incur in paying for distribution-related services under the distribution agreement, such as the payment of commissions.

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EXPERTS
--------------------------------------------------------------------------------

    Sutherland Asbill & Brennan LLP of Washington, D.C. has provided advice on certain legal matters relating to federal securities laws applicable to the issuance of the flexible premium variable life insurance certificate described in the Prospectus and this Statement of Additional Information. All matters of Illinois law pertaining to the Certificate, including the validity of the Certificate and the Society's right to issue the Certificate under Illinois Insurance Law, have been passed upon by C. Ernest Beane, General Counsel of the Society.

    Actuarial matters included in this Prospectus have been examined by Christopher G. Daniels, FSA, MAAA, Consulting Actuary, as stated in the opinion filed as an exhibit to the registration statement.

    The Variable Account's statements of assets and liabilities as of December 31, 2002 and the related statements of operations and changes in net assets for the periods disclosed in the financial statements, and the consolidated balance sheets of the Society at December 31, 2002 and 2001 have been audited by Ernst & Young LLP, independent auditors, as set forth in their respective reports thereon appearing elsewhere herein, and are included in reliance upon such reports given upon the authority of such firm as experts in accounting and auditing.

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OTHER INFORMATION
--------------------------------------------------------------------------------

    A registration statement has been filed with the SEC under the Securities Act of 1933 as amended, with respect to the Certificate discussed in this Statement of Additional Information. Not all the information set forth in the registration statement, amendments and exhibits thereto has been included in this Statement of Additional Information. Statements contained in this Statement of Additional Information as to the contents of the Certificate and other legal instruments are summaries. For a complete statement of the terms of these documents, reference is made to such instruments as filed.

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APPENDIX A
--------------------------------------------------------------------------------

DEATH BENEFIT OPTIONS

    Appendix A shows examples illustrating the two death benefit options. The specified amount factor is 2.50 for an Insured Attained Age 40 or below on the date of death. For Insureds with an Attained Age over 40 on the date of death, the factor declines with age as shown in the following table.

        TYPE 1 EXAMPLE. For purposes of this example, assume that the Insured's Attained Age is between 0 and 40 and that there is no outstanding Certificate Debt. Under Type 1, a Certificate with a $100,000 Specified Amount will generally pay $100,000 in death benefits. However, because the death benefit must be equal to or be greater than 2.50 multiplied by the Accumulated Value, any time the Accumulated Value of the Certificate exceeds $40,000, the death benefit will exceed the $100,000 Specified Amount. Each additional dollar added to Accumulated Value above $40,000 will increase the death benefit by $2.50. A Certificate with a $100,000 Specified Amount and an Accumulated Value of $50,000 will provide a death benefit of $125,000 ($50,000 x 2.50).

    Similarly, so long as Accumulated Value exceeds $40,000, each dollar taken out of Accumulated Value will reduce the death benefit by $2.50. If, for example, the Accumulated Value is reduced from $45,000 to $40,000 because of partial surrenders, charges, or negative investment performance, the death benefit will be reduced from $112,500 to $100,000. If at any time, however, the Accumulated Value multiplied by the specified amount factor is less than the Specified Amount, the death benefit will equal the current Specified Amount of the Certificate.

    The specified amount factor becomes lower as the Insured's Attained Age increases. If the Attained Age of the Insured in the example above were, for example, 50 (rather than between 0 and 40), the specified amount factor would be 1.85. The death proceeds would not exceed the $100,000 Specified Amount unless the Accumulated Value exceeded approximately $54,054 (rather than $40,000), and each dollar then added to or taken from the Accumulated Value would change the life insurance proceeds by $1.85 (rather than $2.50).

        TYPE 2 EXAMPLE. For purposes of this example, assume that the Insured's Attained Age is between 0 and 40 and that there is no outstanding Certificate Debt. Under Type 2, a Certificate with a Specified Amount of $100,000 will generally provide a death benefit of $100,000 plus Accumulated Value. Thus, for example, a Certificate with an Accumulated Value of $5,000 will have a death benefit of $105,000 ($100,000 + $5,000); an Accumulated Value of $10,000 will provide a death benefit of $110,000 ($100,000 + $10,000). The death benefit, however, must be at least 2.50 multiplied by the Accumulated Value. As a result, if the Accumulated Value of the Certificate exceeds $66,666, the death benefit will be greater than the Specified Amount plus Accumulated Value. Each additional dollar of Accumulated Value above $66,666 will increase the death benefit by $2.50. A Certificate with a Specified Amount of $100,000 and an Accumulated Value of $70,000 will provide a death benefit of $175,000 ($70,000 x 2.50); an Accumulated Value of $80,000 will provide a death benefit of $200,000 ($80,000 x 2.50).

    Similarly, any time Accumulated Value exceeds $66,666, each dollar taken out of Accumulated Value will reduce the death benefit by $2.50. If, for example, the Accumulated Value is reduced from $80,000 to $75,000 because of partial surrenders, charges, or negative investment performance, the death benefit will be reduced from $200,000 to $187,500. If at any time, however, Accumulated Value multiplied by the specified amount factor is less than the Specified Amount plus the Accumulated Value, then the death benefit will be the current Specified Amount plus Accumulated Value of the Certificate.

    The specified amount factor becomes lower as the Insured's Attained Age increases. If the Attained Age of the Insured in the example above were, for example, 50 (rather than under 40), the specified amount factor would be
    1.85. The amount of the death benefit would be the sum of the Accumulated Value plus $100,000 unless the Accumulated Value exceeded $117,647 (rather than $66,666), and each dollar then added to or taken from the Accumulated Value would change the death benefit by $1.85 (rather than $2.50).

ATTAINED AGE           SPECIFIED AMOUNT FACTOR
40 or younger                   2.50
41                              2.43
42                              2.36
43                              2.29
44                              2.22
45                              2.15
46                              2.09
47                              2.03
48                              1.97
49                              1.91
50                              1.85
51                              1.78
52                              1.71
53                              1.64
54                              1.57
55                              1.50
56                              1.46
57                              1.42
58                              1.38
59                              1.34
60                              1.30
61                              1.28
62                              1.26
63                              1.24
64                              1.22
65                              1.20
66                              1.19
67                              1.18
68                              1.17
69                              1.16
70                              1.15
71                              1.13
72                              1.11
73                              1.09
74                              1.07
75 to 90                        1.05
91                              1.04
92                              1.03
93                              1.02
94 to 114                       1.01
115                             1.00

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APPENDIX B
--------------------------------------------------------------------------------

MAXIMUM SURRENDER CHARGES

    The chart below reflects the maximum surrender charge per $1,000 of Specified Amount for selected issue ages as Certificate Years increase.
        Male, Non-Tobacco

                                                              CERTIFICATE YEAR
ISSUE AGE  1          2          3          4          5          6          7          8          9          10         11
---------  --------   --------   --------   --------   --------   --------   --------   --------   --------   --------   --------
       10     13.09      13.03      12.98      11.98      10.98       9.98       8.99       7.99       6.99       5.99       4.99
       20     15.43      15.35      15.27      14.10      12.92      11.75      10.57       9.40       8.22       7.05       5.87
       30     19.07      18.90      18.73      17.29      15.85      14.41      12.97      11.53      10.09       8.64       7.20
       40     25.38      25.04      24.69      22.79      20.89      18.99      17.09      15.19      13.29      11.40       9.50
       50     36.27      35.53      34.78      32.10      29.43      26.75      24.08      21.40      18.73      16.05      13.38
       60     55.81      54.13      52.44      48.41      44.37      40.34      36.30      32.27      28.24      24.20      20.17
       70     55.14      52.84      50.57      46.68      42.79      38.90      35.01      31.12      27.23      23.34      19.45
       80     54.58      51.77      49.08      45.30      41.53      37.75      33.98      30.20      26.43      22.65      18.88

                             CERTIFICATE YEAR
ISSUE AGE  12         13         14         15         16+
---------  --------   --------   --------   --------   --------

       10      3.99       3.00       2.00       1.00       0.00

       20      4.70       3.52       2.35       1.17       0.00

       30      5.76       4.32       2.88       1.44       0.00

       40      7.60       5.70       3.80       1.90       0.00

       50     10.70       8.03       5.35       2.68       0.00

       60     16.14      12.10       8.07       4.03       0.00

       70     15.56      11.67       7.78       3.89       0.00

       80     15.10      11.33       7.55       3.78       0.00

                        Male, Tobacco

                                                              CERTIFICATE YEAR
ISSUE AGE  1          2          3          4          5          6          7          8          9          10         11
---------  --------   --------   --------   --------   --------   --------   --------   --------   --------   --------   --------
       10       N/A        N/A        N/A        N/A        N/A        N/A        N/A        N/A        N/A        N/A        N/A
       20     17.66      17.55      17.43      16.09      14.75      13.41      12.07      10.73       9.39       8.04       6.70
       30     22.45      22.20      21.94      20.25      18.56      16.88      15.19      13.50      11.81      10.13       8.44
       40     30.95      30.44      29.92      27.62      25.32      23.02      20.71      18.41      16.11      13.81      11.51
       50     45.36      44.30      43.23      39.90      36.58      33.25      29.93      26.60      23.28      19.95      16.63
       60     55.71      53.94      52.18      48.17      44.15      40.14      36.12      32.11      28.10      24.08      20.07
       70     55.21      52.99      50.83      46.92      43.01      39.10      35.19      31.28      27.37      23.46      19.55
       80     54.98      52.57      50.26      46.39      42.53      38.66      34.80      30.93      27.06      23.20      19.33

                             CERTIFICATE YEAR
ISSUE AGE  12         13         14         15         16+
---------  --------   --------   --------   --------   --------

       10       N/A        N/A        N/A        N/A        N/A

       20      5.36       4.02       2.68       1.34       0.00

       30      6.75       5.06       3.38       1.69       0.00

       40      9.21       6.90       4.60       2.30       0.00

       50     13.30       9.98       6.65       3.33       0.00

       60     16.06      12.04       8.03       4.01       0.00

       70     15.64      11.73       7.82       3.91       0.00

       80     15.46      11.60       7.73       3.87       0.00

                        Female, Non-Tobacco

                                                              CERTIFICATE YEAR
ISSUE AGE  1          2          3          4          5          6          7          8          9          10         11
---------  --------   --------   --------   --------   --------   --------   --------   --------   --------   --------   --------
       10     12.25      12.21      12.16      11.22      10.29       9.35       8.42       7.48       6.55       5.61       4.68
       20     14.33      14.26      14.18      13.09      12.00      10.91       9.82       8.73       7.64       6.54       5.45
       30     17.55      17.42      17.28      15.95      14.62      13.29      11.96      10.63       9.30       7.98       6.65
       40     22.82      22.56      22.30      20.58      18.87      17.15      15.44      13.72      12.01      10.29       8.58
       50     31.43      30.90      30.37      28.03      25.70      23.36      21.03      18.69      16.35      14.02      11.68
       60     46.58      45.36      44.13      40.74      37.34      33.95      30.55      27.16      23.76      20.37      16.97
       70     55.26      53.02      50.79      46.88      42.98      39.07      35.16      31.26      27.35      23.44      19.53
       80     54.35      51.30      48.36      44.64      40.92      37.20      33.48      29.76      26.04      22.32      18.60

                             CERTIFICATE YEAR
ISSUE AGE  12         13         14         15         16+
---------  --------   --------   --------   --------   --------

       10      3.74       2.81       1.87       0.94       0.00

       20      4.36       3.27       2.18       1.09       0.00

       30      5.32       3.99       2.66       1.33       0.00

       40      6.86       5.15       3.43       1.72       0.00

       50      9.34       7.01       4.67       2.34       0.00

       60     13.58      10.18       6.79       3.39       0.00

       70     15.63      11.72       7.81       3.91       0.00

       80     14.88      11.16       7.44       3.72       0.00

                        Female, Tobacco

                                                              CERTIFICATE YEAR
ISSUE AGE  1          2          3          4          5          6          7          8          9          10         11
---------  --------   --------   --------   --------   --------   --------   --------   --------   --------   --------   --------
       10       N/A        N/A        N/A        N/A        N/A        N/A        N/A        N/A        N/A        N/A        N/A
       20     15.42      15.33      15.24      14.07      12.90      11.72      10.55       9.38       8.21       7.03       5.86
       30     19.25      19.08      18.91      17.46      16.00      14.55      13.09      11.64      10.18       8.73       7.27
       40     25.49      25.17      24.85      22.94      21.03      19.12      17.20      15.29      13.38      11.47       9.56
       50     35.34      34.71      34.08      31.46      28.84      26.22      23.59      20.97      18.35      15.73      13.11
       60     51.97      50.58      49.18      45.40      41.61      37.83      34.05      30.26      26.48      22.70      18.92
       70     55.27      53.05      50.84      46.93      43.02      39.11      35.20      31.29      27.38      23.46      19.55
       80     54.51      51.62      48.82      45.06      41.31      37.55      33.80      30.04      26.29      22.53      18.78

                             CERTIFICATE YEAR
ISSUE AGE  12         13         14         15         16+
---------  --------   --------   --------   --------   --------

       10       N/A        N/A        N/A        N/A        N/A

       20      4.69       3.52       2.34       1.17       0.00

       30      5.82       4.36       2.91       1.45       0.00

       40      7.65       5.73       3.82       1.91       0.00

       50     10.49       7.86       5.24       2.62       0.00

       60     15.13      11.35       7.57       3.78       0.00

       70     15.64      11.73       7.82       3.91       0.00

       80     15.02      11.27       7.51       3.76       0.00

                        Unisex, Non-Tobacco

                                                              CERTIFICATE YEAR
ISSUE AGE  1          2          3          4          5          6          7          8          9          10         11
---------  --------   --------   --------   --------   --------   --------   --------   --------   --------   --------   --------
       10     12.92      12.87      12.81      11.82      10.84       9.85       8.87       7.88       6.90       5.91       4.93
       20     15.21      15.13      15.05      13.89      12.73      11.58      10.42       9.26       8.10       6.95       5.79
       30     18.76      18.60      18.43      17.01      15.59      14.18      12.76      11.34       9.92       8.51       7.09
       40     24.85      24.53      24.20      22.34      20.48      18.62      16.75      14.89      13.03      11.17       9.31
       50     35.25      34.56      33.85      31.25      28.64      26.04      23.43      20.83      18.23      15.62      13.02
       60     54.05      52.48      50.89      46.98      43.06      39.15      35.23      31.32      27.40      23.49      19.57
       70     55.19      52.93      50.69      46.79      42.89      38.99      35.09      31.19      27.29      23.40      19.50
       80     54.56      51.73      49.00      45.23      41.46      37.69      33.92      30.15      26.38      22.62      18.85

                             CERTIFICATE YEAR
ISSUE AGE  12         13         14         15         16+
---------  --------   --------   --------   --------   --------

       10      3.94       2.96       1.97       0.99       0.00

       20      4.63       3.47       2.32       1.16       0.00

       30      5.67       4.25       2.84       1.42       0.00

       40      7.45       5.58       3.72       1.86       0.00

       50     10.42       7.81       5.21       2.60       0.00

       60     15.66      11.74       7.83       3.91       0.00

       70     15.60      11.70       7.80       3.90       0.00

       80     15.08      11.31       7.54       3.77       0.00

                        Unisex, Tobacco

                                                              CERTIFICATE YEAR
ISSUE AGE  1          2          3          4          5          6          7          8          9          10         11
---------  --------   --------   --------   --------   --------   --------   --------   --------   --------   --------   --------
       10       N/A        N/A        N/A        N/A        N/A        N/A        N/A        N/A        N/A        N/A        N/A
       20     17.21      17.10      16.99      15.68      14.38      13.07      11.76      10.46       9.15       7.84       6.53
       30     21.79      21.56      21.32      19.68      18.04      16.40      14.76      13.12      11.48       9.84       8.20
       40     29.79      29.33      28.86      26.64      24.42      22.20      19.98      17.76      15.54      13.32      11.10
       50     43.13      42.18      41.22      38.05      34.88      31.71      28.54      25.37      22.20      19.02      15.85
       60     55.80      54.13      52.46      48.42      44.39      40.35      36.32      32.28      28.25      24.21      20.18
       70     55.30      53.15      51.05      47.12      43.20      39.27      35.34      31.42      27.49      23.56      19.63
       80     54.93      52.44      50.03      46.18      42.33      38.48      34.64      30.79      26.94      23.09      19.24

                             CERTIFICATE YEAR
ISSUE AGE  12         13         14         15         16+
---------  --------   --------   --------   --------   --------

       10       N/A        N/A        N/A        N/A        N/A

       20      5.23       3.92       2.61       1.31       0.00

       30      6.56       4.92       3.28       1.64       0.00

       40      8.88       6.66       4.44       2.22       0.00

       50     12.68       9.51       6.34       3.17       0.00

       60     16.14      12.11       8.07       4.04       0.00

       70     15.71      11.78       7.85       3.93       0.00

       80     15.39      11.55       7.70       3.85       0.00

                                     PART C
                               OTHER INFORMATION

ITEM 27.  EXHIBITS

a.    Certified Resolution of the Board of Directors of the Society
      establishing the Variable Account.(2)
b.    None.
c.    (1)     Distribution Agreement.(1)
d.    (1)     Certificate Form.(2)
      (2)     Cost of Living Increase Rider.(2)
      (3)     Waiver of Charges Rider.(2)
      (4)     Death Benefit Guarantee Rider(2)
      (5)     Guaranteed Insurability Option Rider.(2)
      (6)     Accelerated Benefits Rider.(6)
e.    (1)     Certificate Application.(2)
f.    (1)     Articles of Incorporation of the Society.(1)
      (2)     By-Laws of the Society.(1)
g.    Reinsurance Contracts.(6)
h.    (1)     Participation Agreement relating to American Century
                Funds.(3)
      (2)     Participation Agreement relating to Dreyfus Funds.(5)
      (3)     Participation Agreement relating to Equitrust Variable
                Insurance Series Fund.(3)
      (4)     Participation Agreement relating to Fidelity Variable
                Insurance Products Funds.(3)
      (5)     Participation Agreement relating to JP Morgan Series Trust
                II.(3)
      (6)     Participation Agreement relating to Summit Pinnacle
                Series.(3)
      (7)     Participation Agreement relating to T. Rowe Price Equity
                Series, Inc. Fund and T. Rowe Price International Series,
                Inc.(5)
i.    Variable Products Compliance and Accounting Agreement.(3)
j.    None.
k.    Opinion and Consent of C. Ernest Beane, Esquire.(6)
l.    Opinion and Consent of Christopher G. Daniels, FSA, MAAA, Consulting
      Actuary.(6)
m.    None.
n.    (1)     Consent of Ernst & Young LLP(6)
      (2)     Consent of Sutherland Asbill & Brennan LLP(6)
o.    Financial Statement Schedules I, III, IV.(6)
p.    None.
q.    Memorandum describing the Society's issuance, transfer and redemption procedures for the Certificate.(4)

(1) Incorporated herein by reference to the Initial Filing to the Registration Statement on Form N-4 (File No. 333-63972) filed with the Securities and Exchange Commission on June 27, 2001.

(2) Incorporated herein by reference to the Initial Filing of this Registration Statement on Form S-6 (File No. 333-69446) filed with the Securities and Exchange Commission on September 14, 2001.

(3) Incorporated herein by reference to Pre-Effective Amendment No. 1 to the Registration Statement on Form N-4 (File No. 333-63972) filed with the Securities and Exchange Commission on January 31, 2002.

(4) Incorporated herein by reference to Pre-Effective Amendment No. 1 to the Registration Statement on Form S-6 (File No. 333-69446) filed with the Securities and Exchange Commission on February 7, 2002.

(5) Incorporated herein by reference to Post-Effective Amendment No. 1 to the Registration Statement on Form S-6 (File No. 333-69446) filed with the Securities and Exchange Commission on May 1, 2002.

(6) To be filed by amendment.

ITEM 28.  DIRECTORS AND OFFICERS OF THE DEPOSITOR

NAME AND PRINCIPAL BUSINESS ADDRESS*  POSITIONS AND OFFICES
Clyde C. Schoeck                      President and Director
James V. Standaert                    National Secretary and Director
C. Ernest Beane                       General Counsel and Director
W. Kenny Massey                       Director of Agencies and Director
Gary E. Stoefen                       Director
Jerry F. Harbaugh                     Director
Albert T. Hurst, Jr.                  Director
Gerald P. Odean                       Assistant National Secretary
Larry L. Schreiber                    Actuary
Byron L. Carlson                      Fraternal Director
Nick S. Coin                          Treasurer and Investment Manager

    * The principal business address of all persons listed, unless otherwise indicated, is 1701 1st Avenue, Rock Island, Illinois 61201.

ITEM 29. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE DEPOSITOR OR REGISTRANT

The registrant is a segregated asset account of the Society and is therefore owned and controlled by the Society.

SEE ORGANIZATIONAL CHART ON FOLLOWING PAGE

                           MODERN WOODMEN OF AMERICA
                              ORGANIZATIONAL CHART

                                            Modern
                                           Woodmen
                                          of America
                                         (a fraternal
                                       benefit society
                                       incorporated in
                                           Illinois
                                              /
----------------------------------------------------------------------------------------------
              /                               /                               /
             MWA                             MWA                           MWABank
          Financial                    Health Insurance                   (a federal
        Services, Inc.               Administration, Inc.               savings bank)
         (an Illinois                    (an Illinois                  (a wholly-owned
         corporation)                    corporation)                    subsidiary)
       (a wholly-owned                 (a wholly-owned
         subsidiary)                     subsidiary)
              /
         MWAGIA, Inc.
         (an Illinois
         corporation)
       (a wholly-owned
        subsidiary of
        MWA Financial
       Services, Inc.)

ITEM 30.  INDEMNIFICATION

The Society shall indemnify each officer, director or employee, now or hereafter serving the Society, against the reasonable expenses, including attorneys fees, of any and all claims, liabilities, penalties, forfeitures and fines to which he or she may be or become subject by reason of having served in any such capacity, except as to matters as to which such director, officer or employee was guilty of gross negligence or misconduct in the performance of his or her duties. Such indemnification shall also extend to instances where at the request of the Society the individuals serves as a director, officer, employee, trustee or agent of another enterprise. The foregoing right of indemnification shall not be deemed exclusive of any other rights to which such director, officer or employee may be entitled.

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 31.  PRINCIPAL UNDERWRITER

(a) MWA Financial Services, Inc. is the registrant's principal underwriter and also serves as the principal underwriter to Modern Woodmen of America Variable Annuity Account.

(b) Officers and Managers of MWA Financial Services, Inc.

NAME AND PRINCIPAL BUSINESS
ADDRESS*                        POSITIONS AND OFFICES
Robert M. Roth                  Chairman, President and Manager
James V. Standaert              Secretary and Director
Diane E. Nahra                  Treasurer
Thaddeus R. Crass               Operations Manager
Pamela Fritz                    Compliance Manager
Anthony J. Toohill              Accounting Manager

    * The principal business address of all of the persons listed above is 1701 1st Avenue, Rock Island, Illinois 61201.

(c) Compensation from the Registrant

                                                                    (3)
                  (1)                           (2)           COMPENSATION ON
                NAME OF                   NET UNDERWRITING  EVENTS OCCASIONING       (4)          (5)
               PRINCIPAL                   DISCOUNTS AND    THE DEDUCTION OF A    BROKERAGE      OTHER
              UNDERWRITER                   COMMISSIONS     DEFERRED SALES LOAD  COMMISSIONS  COMPENSATION
MWA Financial Services, Inc.

[Updated figures to be filed by amendment.]

ITEM 32.  LOCATION OF BOOKS AND RECORDS

All of the accounts, books, records or other documents required to be kept by
Section 31(a) of the Investment Company Act of 1940 and rules thereunder, are maintained by the Society at 1701 1st Avenue, Rock Island, Illinois 61201 or 5400 University Avenue, West Des Moines, Iowa 50266.

ITEM 33.  MANAGEMENT SERVICES

VARIABLE PRODUCTS COMPLIANCE AND ACCOUNTING AGREEMENT. Under this agreement, EquiTrust Investment Management Services, Inc. ("EquiTrust") agrees to provide the Society with certain compliance and accounting functions with respect to the variable annuity and variable universal life certificates issued by the Society. These functions include: preparing Forms N-4 and N-6, N-SAR and 24f-2; providing requested information for SEC examinations; calculating daily unit values, preparing trial balances, financials and audit schedules.

EquiTrust is not an affiliated person of the Society. EquiTrust is compensated quarterly for its services based on a schedule of fees attached to the agreement.

ITEM 34.  FEE REPRESENTATION

The Society represents that the aggregate charges under the Certificates are reasonable in relation to the services rendered, the expenses to be incurred and the risks assumed by the Society.

                                   SIGNATURES

Pursuant to the requirements of the Securities Act and the Investment Company Act, the Registrant, Modern Woodmen of America Variable Account, certifies that it has duly caused this Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of Rock Island, State of Illinois, on the 27th day of February, 2003.

                                MODERN WOODMEN OF AMERICA
                                VARIABLE ACCOUNT

                                By:             /s/ CLYDE C. SCHOECK
                                     ------------------------------------------
                                                  Clyde C. Schoeck
                                                     PRESIDENT
                                             Modern Woodmen of America

                                MODERN WOODMEN OF AMERICA

                                By:             /s/ CLYDE C. SCHOECK
                                     ------------------------------------------
                                                  Clyde C. Schoeck
                                                     PRESIDENT
                                             Modern Woodmen of America

Pursuant to the requirements of the Securities Act, this Registration Statement has been signed below by the following persons in the capacities indicated on the dates set forth below.

          SIGNATURE                       TITLE                    DATE
          ---------                       -----                    ----

     /s/ CLYDE C. SCHOECK       President and Director
------------------------------    [Principal Executive       February 27, 2003
       Clyde C. Schoeck           Officer]

                                National Secretary and
              *                   Director [Principal
------------------------------    Financial Officer and      February 27, 2003
      James V. Standaert          Principal Accounting
                                  Officer]

     /s/ C. ERNEST BEANE
------------------------------  General Counsel and          February 27, 2003
       C. Ernest Beane            Director

              *
------------------------------  Director of Agencies and     February 27, 2003
       W. Kenny Massey            Director

              *
------------------------------  Director                     February 27, 2003
       Gary E. Stoefen

              *
------------------------------  Director                     February 27, 2003
      Jerry F. Harbaugh

              *
------------------------------  Director                     February 27, 2003
     Albert T. Hurst, Jr.

*By      /s/ C. ERNEST BEANE
      -------------------------
           C. Ernest Beane
          ATTORNEY-IN-FACT,
        PURSUANT TO POWER OF
              ATTORNEY.